UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Inhibikase Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

INHIBIKASE THERAPEUTICS, INC.

1000 N. West Street, Suite 1200

Wilmington, DE 19801

(302) 295-3800

April 30, 2026

Dear Fellow Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibikase Therapeutics, Inc. (“Inhibikase,” the “Company,” “we” or “us”) to be held at 4:00 p.m., Eastern Time, on Friday, June 26, 2026.

We are very pleased that the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast, with no physical in-person meeting. You will be able to virtually attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/IKT. You will also be able to vote your shares electronically at the Annual Meeting. You will need the 12-digit control number included in the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. You will not be able to attend the Annual Meeting in person.

At the meeting, you will be asked to (i) elect two Class III directors to the Board of Directors of the Company (the “Board of Directors”), each to serve until the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; (ii) ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law; (iv) approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares; (v) approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (vi) vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers; and (vii) consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on April 27, 2026 are entitled to notice of and to vote at the meeting. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. On or about April 30, 2026, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our 2025 Annual Report on Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a printed copy of your proxy materials.

You may vote over the Internet, as well as by telephone or, if you request to receive printed proxy materials, you may also vote by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the proxy statement, as well as in the Notice you will receive in the mail.

Thank you for your ongoing support of Inhibikase.

Very truly yours,
/s/ Mark Iwicki
Mark Iwicki Chief Executive Officer

INHIBIKASE THERAPEUTICS, INC.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Inhibikase Therapeutics, Inc. (“Inhibikase” or the “Company”), will be held via live webcast on the Internet on Friday, June 26, 2026 at 4:00 p.m., Eastern Time, for the following purposes:

•
to elect two Class III directors, Arvind Kush and Dennis Berman, to the Board of Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;
•
to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
to approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law;
•
to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares;
•
to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;
•
to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers; and
•
to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying proxy statement.

Only stockholders of record at the close of business on April 27, 2026 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet by visiting www.proxydocs.com/IKT and entering the 12-digit control number included in the Notice of Internet Availability of Proxy Materials. A link to the Annual Meeting will be emailed to stockholders on the day of the Annual Meeting.

A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting. On or about April 30, 2026, the Company will mail to its stockholders the Notice containing instructions on how to access our proxy statement and our 2025 Annual Report on Form 10-K, how to vote electronically via the Internet or vote by telephone, and how to request printed proxy materials.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions on the Notice you will receive in the mail, the section entitled “About the Annual Meeting” beginning on page 1 of the proxy statement or, if you request to receive printed proxy materials, your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Very truly yours,
/s/ Mark Iwicki
Mark Iwicki Chief Executive Officer

Wilmington, Delaware

April 30, 2026

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders

To Be Held on June 26, 2026

The proxy statement, along with our 2025 Annual Report on Form 10-K, is available free of charge at the following website: www.proxydocs.com/IKT.

Table of Contents

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1 ELECTION OF CLASS III DIRECTORS	9
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY DELAWARE LAW	12
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 3,000,000 SHARES	15
PROPOSAL NO. 5 NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS	23
PROPOSAL NO. 6 NON-BINDING, ADVISORY VOTE ON THE PREFERRED FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS	24
MANAGEMENT AND CORPORATE GOVERNANCE	25
EXECUTIVE COMPENSATION	37
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	51
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	52
AUDIT COMMITTEE REPORT	56
HOUSEHOLDING OF PROXY MATERIALS	57
OTHER BUSINESS	58
STOCKHOLDER PROPOSALS AND NOMINATIONS	59
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	60
APPENDIX A	61
APPENDIX B	63

INHIBIKASE THERAPEUTICS, INC.

1000 n. west street, suite 1200

wilmington, de 19801

PROXY STATEMENT

Our Board of Directors has made this proxy statement and related materials available to you on the Internet, or, upon your request, has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2026 Annual Meeting of Stockholders of Inhibikase Therapeutics, Inc. to be held online on Friday, June 26, 2026, beginning at 4:00 p.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement.

ABOUT THE ANNUAL MEETING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending the Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners as of the record date (for more information on the record date, see “—Who is entitled to vote at the Annual Meeting?”). The mailing of the Notice to our stockholders is scheduled to begin on or about, April 30, 2026. All stockholders will have the ability to access the proxy materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) on a website referred to in the Notice or to request to receive a printed set of the proxy materials and the Annual Report. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis.

How do I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how you can:

•
View our proxy materials for the Annual Meeting and our Annual Report on the Internet; and
•
Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. Stockholders may also request to receive proxy materials and our Annual Report in printed form by mail or electronically by email on an ongoing basis. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this proxy statement, consisting of voting on proposals (i) to elect two Class III directors, Arvind Kush and Dennis Berman, to the Board of Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; (ii) to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; (iii) to approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law; (iv) to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares; (v) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (vi) to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers; and (vii) to consider and act upon such other business that may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all our director nominees, withhold your vote as to all our director nominees, or withhold your vote with respect to any one or more of our director nominees. You may vote for or against, or abstain from voting on the ratification of our selection of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the approval of an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law, the approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares, or the approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. You may vote for “one year,” “two years,” or “three years” on a non-binding, advisory basis, for the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “—How does the Board of Directors recommend that I vote?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “—What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 27, 2026, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.

On April 27, 2026, the record date for the meeting, there were 132,032,636 shares of our common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 132,032,636 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 66,016,319 shares will be required to establish a quorum.

If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter but has discretionary authority as to at least one matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “—What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”

What vote is required to approve each matter and how are votes counted?

Under our amended and restated bylaws, any proposal other than an election of directors is decided by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on such proposal, except where a larger vote is required by law or by our amended and restated certificate of incorporation, or bylaws. Directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Proposal No. 1: Election of Class III Directors.

The two nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our Class III directors. Broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will have no effect on the results of election of directors.

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes, if any, will have no effect on this matter.

Proposal No. 3: Approval of an Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as permitted by Delaware law.

The affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have the same effect as a vote “against” the matter.

Proposal No. 4: Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Authorized Number of Shares of Common Stock Reserved for Issuance by 3,000,000 shares.

The affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have no effect on this matter.

Proposal No. 5: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

The affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have no effect on this matter.

Proposal No. 6: Vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers.

The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The option that receives the highest number of votes properly cast will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

How can you attend the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.proxydocs.com/IKT. You will not be able to attend the Annual Meeting in person. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/IKT.
•
Assistance with questions regarding how to attend and participate via the Internet will be provided at www.proxydocs.com/IKT on the day of the Annual Meeting.
•
A link to the meeting will be emailed to you on the day of the Annual Meeting.
•
Webcast will start on June 26, 2026, at 4:00 p.m. Eastern Time.
•
Online access to the webcast will open approximately one (1) hour prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system.
•
You will need your 12-digit control number to register for the Annual Meeting.
•
Stockholders may submit questions while attending the Annual Meeting via the Internet.
•
Webcast replay of the Annual Meeting will be available until June 27, 2026.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

Why hold a virtual meeting?

We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I ask questions at the virtual Annual Meeting?

During the virtual Annual Meeting, you may only submit questions in the question box provided at www.proxydocs.com/IKT. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

How can I vote my shares?

Record Owners and Beneficial Owners Who Have Been Provided With a 12-Digit Control Number

If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 12-digit control number, you may vote:

1.
Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.proxydocs.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.proxydocs.com/IKT and having available the 12-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials.
2.
By Telephone – If you are a registered stockholder or a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 866-961-7239 in the U.S. or from foreign countries to vote by telephone. Your shares will be voted according to your instructions.
3.
By Mail If You Are a Record Owner – Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners

As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 12-digit control number, which will allow you to vote as described above or at the Annual Meeting. If your broker has not provided you with a 12-digit control number, please contact your broker for instructions on how to vote your shares.

Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.

What am I voting on at the Annual Meeting?

The following proposals are scheduled for a vote at the Annual Meeting:

•
Proposal No. 1: to elect two Class III directors, Arvind Kush and Dennis Berman, to the Board of Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;
•
Proposal No. 2: to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Proposal No. 3: to approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law;
•
Proposal No. 4: to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares;
•
Proposal No. 5: to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and
•
Proposal No. 6: to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers.

Each of these proposals is described in further detail below.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mark Iwicki, Chief Executive Officer, and David McIntyre, Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason the nominee is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

How does the Board of Directors recommend that I vote?

As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:

•
FOR Proposal No. 1, to elect two Class III directors, Arvind Kush and Dennis Berman, to the Board of Directors, each to serve until the Company’s 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal;
•
FOR Proposal No. 2, to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
FOR Proposal No. 3, to approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law;
•
FOR Proposal No. 4, to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares;
•
FOR Proposal No. 5, to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and
•
“ONE YEAR” on Proposal No. 6, to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?

If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of our Class III director nominees, (ii) for the ratification of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, (iii) for the approval of an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law, (iv) for the approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares; (v) for the approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; and (vi) for “one year” on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Mr. Iwicki and Mr. McIntyre, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.

•
Non-Discretionary Items. The election of the Class III directors, the proposal to approve an amendment to the Company’s certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law, the proposal to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares, the proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, and the proposal to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company’s named executive officers, are each a non-discretionary item and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority under the New York Stock Exchange rules applicable to brokers, and has not received voting instructions from the beneficial owner.
•
Discretionary Item. The proposal to ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

We encourage you to provide instructions to your broker regarding the voting of your shares.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and entering a new vote by telephone or over the Internet up until 4:00 p.m. Eastern Time on June 26, 2026, (ii) attending the Annual Meeting and voting (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 4:00 p.m., Eastern Time, on June 26, 2026. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 1000 N. West Street, Suite 1200, Wilmington, DE 19801, Attention: Corporate Secretary. If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.

The last proxy or vote that we receive from you will be the vote that is counted.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged D.F. King & Co, Inc. (“D.F. King”) to assist in soliciting proxies on our behalf. D.F. King may solicit proxies personally, electronically or by telephone. We have agreed to pay D.F. King a fee of $14,000 plus reimbursement to D.F. King for its reasonable out-of-pocket expenses and to indemnify D.F. King and its employees against certain liabilities arising from or in connection with the engagement.

What is “householding” and where can I get additional copies of proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”

Whom may I contact if I have other questions about the Annual Meeting or voting?

You may contact the Company at 1000 N. West Street, Suite 1200 Wilmington, DE 19801, Attention: Mark Iwicki, or by telephone at (302) 295-3800. You may also contact D.F. King by telephone at (888) 869-7406 (toll free) or (646) 560-3914 (outside the U.S.) or by email IKT@dfking.com.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.

We encourage you to vote by proxy over the Internet or by telephone by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Two directors are to be elected at the Annual Meeting, each to serve as our Class III directors until the Company’s 2029 annual meeting of stockholders and until his successors are duly elected and qualified, or until his earlier death, resignation or removal. The Class III director nominees are current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class III director nominees, each to serve until the 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

Should the Class III director nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Mr. Iwicki and Mr. McIntyre, will vote the shares that they represent for such other person as the Board of Directors may recommend. The Board of Directors has no present knowledge that the Class III director nominees named below will be unavailable to serve.

The Class III directors standing for re-election, together with their ages and certain other information, are:

Director	Age	Year First Became Director
Arvind Kush	43	2024
Dennis Berman	75	2020

The biographies for the director nominees set forth above and our other directors are set forth in this proxy statement under the heading “Management and Corporate Governance.”

We have determined that each of these Class III director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of our Board of Directors. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as Class III directors are noted in their biographies.

Vote Required and Board of Directors' Recommendation

The two directors nominated via Proposal 1 who receive a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors, meaning the two director nominees receiving the highest number of affirmative votes, will be elected. Broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will have no effect on the results of election of directors.

The Board of Directors unanimously recommends a vote “FOR” the election of the Class III director nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee of the Board of Directors has appointed CohnReznick LLP (“CohnReznick,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2026. CohnReznick has been our independent registered public accounting firm since it was appointed in April 2018 to audit our consolidated financial statements for the fiscal year ended December 31, 2016. Since that date, CohnReznick has also provided us certain tax and other audit-related services. The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CohnReznick are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Board of Directors believes that such a change would be in our and our stockholders’ best interests. If the appointment is not ratified by our stockholders, the Board of Directors may reconsider whether it should appoint another independent registered public accounting firm.

Audit and Other Fees

The following table sets forth the aggregate fees billed by CohnReznick LLP in connection with audit and other services rendered during the past two fiscal years.

	December 31,
Fee Category	2025	2024
Audit Fees (1)	$487,939	$464,034
Audit-Related Fees (2)	—	—
Tax Fees (3)	118,321	115,552
All Other Fees (4)	—	—
Total Fees	$606,260	$579,586

(1)
Audit fees in 2025 and 2024 include fees related to the annual audit of the Company’s financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and comfort letters, consents and assistance with and review of documents filed with the SEC.
(2)
There were no audit-related fees incurred in 2025 or 2024.
(3)
Tax fees are related to tax compliance, tax advice and tax planning services, including the review and preparation of our federal and state income tax returns.
(4)
There were no other fees incurred in 2025 or 2024.

The audit committee pre-approved all services described above in accordance with the pre-approval policies and procedures described below.

Audit Committee Pre-Approval Policies and Procedures

The audit committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The audit committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the audit committee.

All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2025. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the audit committee to one or more members of the audit committee; provided that any decisions made by such member or members must be presented to the full audit committee at its next scheduled meeting.

Vote Required and Board of Directors' Recommendation

The approval of Proposal No. 2 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes, if any, will have no effect on this matter.

The Board of Directors deems Proposal No. 2 “Ratification of Appointment of Independent Registered Public Accounting Firm” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO

LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY AS PERMITTED BY

DELAWARE LAW

Background and Reasons for the Proposed Exculpation Amendment

In August 2022, the State of Delaware, which is our state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances pursuant to amended Section 102(b)(7) of the General Corporation Law of the State of Delaware (the “DGCL”). Amended DGCL Section 102(b)(7) permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Since the state of Delaware, which is our state of incorporation, allows exculpation of officers, the Board of Directors believes it is appropriate for the Company to have an officer exculpation provision in our certificate of incorporation. Adopting an officer exculpation provision that aligns with the protections afforded under the DGCL could prevent protracted or otherwise meritless litigation that distracts from our primary objective of creating stockholder value over the long term. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. The Board of Directors believes that limiting concern about personal liability will empower officers to best exercise their business judgment in furtherance of stockholder interests without the distraction of potentially being subject to claims following actions taken in good faith.

In addition, the Board of Directors believes it is important to provide protection to officers to the extent permitted by the DGCL to attract and retain executive talent. This protection has long been afforded to directors and other public companies have updated their governing documents to align with amended Section 102(b)(7) of the DGCL, and we expect this practice to continue. The corporate law codes of several other states already permit corporations to exculpate officers in a similar manner to Section 102(b)(7). Therefore, our ability to attract and retain highly qualified officer candidates may be adversely impacted if we do not implement the expanded protections now offered under Delaware law. Further, the Board of Directors believes that the proposed amendment to the Company’s certificate of incorporation would not negatively impact shareholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated.

Accordingly, on April 17, 2026, the Board of Directors determined that it is advisable and in the best interests of the Company and our stockholders to amend the Company’s certificate of incorporation to amend and restate Article IX to adopt amended DGCL Section 102(b)(7) (the “Exculpation Amendment”) and extend exculpation protection to our officers, and authorized and approved the proposed Exculpation Amendment, subject to approval by our stockholders at the Annual Meeting. The Board of Directors believes the proposed Exculpation Amendment would better position the Company to attract top officer candidates, retain our current officers and enable our officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

Text of the Proposed Exculpation Amendment

The Company’s certificate of incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend and restate Article IX of the Company’s certificate of incorporation to read in its entirety as follows:

“ARTICLE IX

Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 2. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, an officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article IX, “officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Section 3. The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

Section 4. The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 5. Neither any amendment nor repeal of any Section of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.”

The proposed Certificate of Amendment to the Company’s certificate of incorporation (the “Certificate of Amendment”) reflecting the foregoing Exculpation Amendment is attached as Appendix A to this proxy statement.

Timing and Effect of the Charter Amendment

If the proposed Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the amendment and restatement of the Article IX of the Company’s certificate of incorporation, the remainder of the Company’s certificate of incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Exculpation Amendment is not approved by our stockholders, the Company’s certificate of incorporation will remain unchanged. In accordance with the DGCL, the Board of Directors may elect to abandon the proposed Exculpation Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Exculpation Amendment. The proposed Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal No. 3 requires the affirmative vote of holders of a majority of the outstanding shares of our capital stock entitled to vote on this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have the same legal effect as a vote “against” the matter.

The Board of Directors deems Proposal No. 3 “Approval of an Amendment to the Company’s Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted by Delaware Law” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO

INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY

3,000,000 SHARES

Introduction

We are asking you to approve an amendment to the Company’s 2020 Equity Incentive Plan, a copy of which is attached as Appendix B hereto (the “Plan Amendment”), to increase the number of shares of common stock reserved for issuance by an additional 3,000,000 shares to replenish the number of shares of common stock available under such plan. In this proxy statement, we refer to the Company’s current 2020 Equity Incentive Plan, as amended to date, as the “Current Plan” or the “2020 Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan.” On April 17, 2026, the Board of Directors approved the Plan Amendment, subject to stockholder approval.

As of March 31, 2026, only 1,254,305 shares of common stock remain available for issuance under the Current Plan. If Proposal No. 4 is approved, the Plan Amendment will become effective with respect to increasing the number of shares of common stock reserved for issuance. Without approval by stockholders of the Plan Amendment, we will be unable to continue to grant new equity awards once the share pool is depleted, potentially resulting in the loss of employees, officers and directors and difficulties in recruiting new employees, officers and directors. If the Plan Amendment is not approved, we will become increasingly reliant on cash-based compensation, which will deplete our finite cash resources. Accordingly, the Board of Directors recommends the approval of the Plan Amendment as stock options are an effective way to recruit and retain employees while at the same time balancing the interests of our stockholders.

We recognize that issuance of employee, officer or director incentive equity may have a dilutive impact on our stockholders. We balance this concern against the need to compete effectively for the best employees, officers and directors. Incentive equity is one of the strongest motivators of employee, officer and director performance. In determining the appropriate number of shares to request and add to the pool of shares available for issuance, the Board of Directors worked with management to evaluate a number of factors and carefully considered (i) the potential dilutive impact that the increase would have on our stockholders, (ii) our historical burn rate and overhang, (iii) the number of shares remaining available under the Current Plan, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for retaining key talent and directors in a competitive marketplace, specifically in light of our negative operating cashflows and historical operating losses, (v) our strategic growth plans, and (vi) the interests of our stockholders. The Board of Directors monitors our equity award process to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees and directors.

History of the Current Plan

On July 21, 2020, the Board of Directors and our stockholders approved the Current Plan. The Current Plan became effective immediately prior to the closing of the Company’s December 2020 initial public offering. The Current Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock or restricted stock units to any of its employees, directors, consultants and other service providers or those of its affiliates. The Board of Directors has designated the compensation committee to administer the Current Plan and to determine the vesting conditions for awards. The Board of Directors is not authorized to reprice outstanding options or stock appreciation rights without stockholder consent.

In addition, any amendments to increase the total number of shares reserved for issuance under the Current Plan or modification of the classes of participants eligible to awards requires ratification by the stockholders. Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the Current Plan in connection with awards is limited to 31,417,517 shares, plus on January 1, 2026 and each January 1 thereafter, the Plan Limit shall be cumulatively increased by the Annual Increase (as defined below). As of March 31, 2026, only 1,254,305 shares of common stock remain available for issuance under the Current Plan. On April 17, 2026, the Board of Directors approved and adopted the Plan Amendment, subject to stockholder approval at the Annual Meeting, to increase the number of shares of common stock reserved for issuance by an additional 3,000,000 shares to replenish the number of shares of common stock available under such plan.

Following the effectiveness of the Current Plan, we ceased making grants under our 2011 Equity Incentive Plan (the “2011 Plan”). However, the 2011 Plan continues to govern the terms and conditions of the outstanding awards granted under the 2011 Plan. Shares of common stock subject to awards granted under the 2011 Plan that cease to be subject to such awards by forfeiture or otherwise after the effective date of the Current Plan will become available for issuance under the Current Plan or, if approved, the Amended Plan.

Equity Compensation Plan Information

The table below sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of December 31, 2025:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Securities available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity Compensation Plans approved by stockholders
Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan	444,372	$1.26	—
Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan(1)	17,638,371	$1.70	5,197,330
Equity Compensation Plans not approved by stockholders(2)	20,121,377	$2.51	—

(1)
We maintain the 2020 Plan, which was initially approved by our stockholders on July 21, 2020 and which became effective immediately prior to our initial public offering. Employees, officers, directors, consultants and advisors are eligible to participate in the 2020 Plan. As of December 31, 2025, there were 5,197,330 shares reserved for issuance under the 2020 Plan that remained available. This number does not include the 6,969,206 shares that were added to the 2020 Plan on January 1, 2026 as a result of the amendment to the 2020 Plan approved by our stockholders on June 27, 2025 pursuant to which an automatic evergreen provision was added to provide for an annual increase in January to the number of shares available for issuance under the 2020 Plan. As of March 31, 2026, only 1,254,305 shares of common stock remain available for issuance under the 2020 Plan. Prior to our December 2020 initial public offering we maintained the 2011 Plan. We ceased making new grants under the 2011 Plan upon effectiveness of the 2020 Plan. However, options that were previously granted under the 2011 Plan will remain subject to the terms and conditions contained in the 2011 Plan.
(2)
Consists of shares of common stock issuable upon exercise of outstanding stock options granted pursuant to the Nasdaq inducement grant exception as a component of employment compensation for an employee. The inducement grants were made as an inducement material to employees entering employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

Equity Compensation Plan Information

The table below sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of April 15, 2026:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Securities available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity Compensation Plans approved by stockholders
Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan	422,518	$1.26	—
Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan(1)	28,293,400	$1.83	1,254,305
Equity Compensation Plans not approved by stockholders(2)	20,807,095	$2.48	3,314,282

(1)
We maintain the 2020 Plan, which was initially approved by our stockholders on July 21, 2020 and which became effective immediately prior to our initial public offering. Employees, officers, directors, consultants and advisors are eligible to participate in the 2020 Plan. As of April 15, 2026, there were 1,254,305 shares reserved for issuance under the 2020 Plan that remained available. Prior to our December 2020 initial public offering we maintained the 2011 Plan. We ceased making new grants under the 2011 Plan upon effectiveness of the 2020 Plan. However, options that were previously granted under the 2011 Plan will remain subject to the terms and conditions contained in the 2011 Plan.
(2)
Consists of shares of common stock issuable upon exercise of outstanding stock options granted pursuant to the Nasdaq inducement grant exception as a component of employment compensation for an employee. The inducement grants were made as an inducement material to employees entering employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

Remaining Share Reserve

As of April 15, 2026, there are 1,254,305 remaining authorized shares that could be issued under the Current Plan.

Unless otherwise stated in the applicable award agreement and with respect to options or stock appreciation rights that expire, terminate, are canceled, or forfeited for any reason without being exercised, the shares of our common stock associated with such awards will generally again become available for grant under the Amended Plan.

Awards that are assumed or substituted by us in connection with an acquisition will not reduce the current share pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our common stock, the Board of Directors shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.

Additionally, with respect to awards previously granted under our 2011 Plan that expire, terminate, are canceled or are forfeited for any reason after the effective date of the Current Plan, the shares subject to such awards will be added to the current share pool so that they can be utilized for new grants under the Current Plan. As of April 15, 2026, awards with respect to 422,518 shares of our common stock were outstanding under our 2011 Plan.

The term of the Current Plan will expire on December 22, 2030.

Summary of the Amended Plan

The principal provisions of the Amended Plan are summarized below. The summary does not purport to be a complete description of all provisions of the Amended Plan and is qualified in its entirety by the text of the Amended Plan. A copy of the Plan Amendment is attached to this proxy statement as Appendix B.

Administration

The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan. The Board of Directors designated the compensation committee to administer the Amended Plan. Except when limited by the terms of the Amended Plan, the compensation committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and term of awards; establish performance objectives and conditions for earning awards; determine whether such performance objectives and conditions have been met; and accelerate the vesting or exercisability of an award. In its discretion, the compensation committee may delegate all or part of its authority and duties with respect to granting awards to one or more of our officers, subject to certain limitations and provided applicable law so permits.

The Board of Directors may amend, alter or discontinue the Amended Plan and the compensation committee may amend any outstanding award at any time; provided, however, that no such amendment or termination may adversely affect awards then outstanding without the holder’s permission. In addition, any amendments seeking to increase the total number of shares reserved for issuance under the Amended Plan or modifying the classes of participants eligible to receive awards under the Amended Plan will require ratification by our stockholders in accordance with applicable law. Additionally, as described more fully below, neither the compensation committee nor the Board of Directors is permitted to reprice outstanding options or stock appreciation rights without shareholder consent.

Eligibility

Any of our employees, directors, consultants and other service providers, or those of our affiliates, will be eligible to participate in the Amended Plan. As of April 15, 2026, the Company employed or engaged approximately thirty-eight employees, six non-employee directors and thirty-one consultants who would be eligible to participate in the Amended Plan.

Vesting

The compensation committee determines the vesting conditions for awards. These conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals, or other factors in the compensation committee’s discretion (collectively, “Vesting Conditions”).

Shares of Stock Available for Issuance

Subject to certain adjustments, the maximum number of shares of our common stock that may be issued under the Amended Plan in connection with awards is 41,386,723, which includes the increase of 6,969,206 shares of the Company's common stock on January 1, 2026 (the “Initial Share Pool”) and as increased on each January 1 thereafter by the lesser of (a) 4% of the total shares of the Company’s common stock outstanding on December 31 of the prior year (including, for this purpose, the number of shares underlying any pre-funded warrants), or (b) a lesser number of shares of the Company’s Common Stock determined by the administrator of the 2020 Plan (the “Annual Increase” and, together with the Initial Share Pool, the “Share Pool”). The number of shares in the Initial Share Pool is equal to the sum of the 37,132,418 shares underlying grants previously issued under the 2020 Plan, 1,254,305 shares that remain available for future grants under the 2020 Plan, and the additional 3,000,000 shares that will be added to the Share Pool if the Plan Amendment is approved. Of the 37,132,418 grants issued, options covering 7,580,054 shares were subsequently forfeited, and the shares underlying such forfeited options did not again become available for grant under the 2020 Plan. In addition to the Initial Share Pool, if any award previously granted under our 2011 Equity Incentive Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the Amended Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the Amended Plan. As of April 15, 2026, awards with respect to 422,518 shares of our common stock were outstanding under our 2011 Equity Incentive Plan. In addition, the maximum number of shares that may be issued under the Amended Plan as incentive stock options is equal to the Initial Share Pool, automatically increased on January 1 of each year during the remaining term of the plan, by the lesser of (a) the Annual Increase for such year or (b) 7,532,534 shares of common stock.

If any award granted under the Amended Plan expires, terminates, is canceled or is forfeited, the shares of our common stock underlying the award will be available for new grants under the Amended Plan. However, shares of our common stock that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the Amended Plan.

Any shares of our common stock issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.

The maximum total grant date fair value of awards granted under the Amended Plan to individuals in their capacity as non-employee directors may not exceed $750,000 in any single calendar year.

The market value of a share of our common stock was $1.79 as of April 15, 2026.

Adjustments

In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our common stock, the compensation committee shall make adjustments to the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.

Types of Awards

The following types of awards may be granted to participants under the Amended Plan: (i) incentive stock options (“ISOs”); (ii) nonqualified stock options (“NQOs” and together with ISOs, “options”); (iii) stock appreciation rights; (iv) restricted stock; or (v) restricted stock units (“RSUs”).

Stock Options. An option entitles the holder to purchase from us a stated number of shares of our common stock. An ISO may only be granted to our employees or the employees of our affiliates. The compensation committee will specify the number of shares of our common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of our common stock on the date the option is granted. Notwithstanding the foregoing, if ISOs are granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The compensation committee may, in its sole discretion, permit payment of the exercise price of an option in the form of previously acquired shares based on the fair market value of the shares on the date the option is exercised, through means of  “net settlement,” which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option or by such other means as it deems acceptable.

All options shall be or become exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the compensation committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of our common stock on the date the stock appreciation right is granted. This award is intended to mirror the benefit the participant would have received if the compensation committee had granted the participant an option. The maximum term of a stock appreciation right shall be determined by the compensation committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of our common stock, or a combination of both, at the compensation committee’s discretion.

Unless otherwise provided in an award agreement or determined by the compensation committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If the participant terminates employment with us (or our affiliates) for cause, (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered share certificates will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. If the participant’s employment terminates for any other reason, any vested but unexercised options and stock appreciation rights may be exercised by the participant, to the extent exercisable at the time of termination, for a period of ninety days from the termination date (or such time as specified by the compensation committee at or after grant) or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the compensation committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.

Restricted Stock. A restricted stock award is a grant of shares of our common stock, which are subject to forfeiture restrictions during a restriction period. The compensation committee will determine the price, if any, to be paid by the participant for each share of our common stock subject to a restricted stock award. The restricted stock may be subject to Vesting Conditions. If the specified Vesting Conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the Vesting Conditions have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture restrictions.

Restricted Stock Units. RSUs are granted in reference to a specified number of shares of our common stock and entitle the holder to receive, on the achievement of applicable Vesting Conditions, shares of our common stock. Unless otherwise provided in an award agreement or determined by the compensation committee, upon termination a participant will forfeit all RSUs that then remain subject to forfeiture.

Change in Control

In the event of a change in control, the compensation committee may, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or restricted stock unit for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all common stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the common stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right; (vii) impose vesting terms on cash or substitute consideration payable upon cancellation of an award that are substantially similar to those that applied to the cancelled award immediately prior to the change in control, and/or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control; (viii) take such other action as the compensation committee shall determine to be reasonable under the circumstances; and/or (ix) in the case of any award subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the compensation committee shall only be permitted to use discretion to alter the settlement timing of the award to the extent that such discretion would be permitted under Section 409A of the Code.

Repricing

Neither the Board of Directors nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise price in effect for outstanding options or stock appreciation rights under the Amended Plan.

Federal Income Tax Consequences

The federal income tax consequences arising with respect to grants awarded under the Amended Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.

Under the Code, as currently in effect, a grant under the Amended Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Amended Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs, and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, by filing an election under Section 83(b) of the Code, restricted stock is taxable to a participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of our common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.

Miscellaneous

Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements, and the compensation committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The Amended Plan will expire on June 27, 2035.

New Plan Benefits under the Amended Plan

Awards granted under the Amended Plan to our executive officers, directors and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended Plan, and our Board and Compensation Committee have not granted any awards under the Amended Plan subject to shareholder approval of the Plan Amendment. Accordingly, the benefits or amounts that will be received by, or allocated to, the Company’s named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees (including all current officers who are not executive officers) as a group under the Amended Plan, are not determinable.

Plan Benefits under the Amended Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares subject to awards that have been granted under the Amended Plan as of the Record Date.

Name and Principal Position	Number of Shares
Mark Iwicki, Chief Executive Officer	5,585,052
Chris Cabell, M.D., President and Head of Research and Development	900,117
David McIntyre, Chief Financial Officer	4,129,286
All current executive officers (three executive officers)	10,614,455
All current non-employee directors	2,620,405
Each nominee for election as a director
Dennis Berman	1,029,338
Arvind Kush	341,361
Each associate of any of such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of such options, warrants or rights	—
All employees (other than executive officers and directors)	24,050,286

Vote Required and Board of Directors' Recommendation

The approval of Proposal No. 4 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have no effect on this matter.

The Board of Directors deems Proposal No. 4 “Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Authorized Number of Shares of Common Stock Reserved for Issuance by 3,000,000 shares” to be in our and our stockholders' best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 5

NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

In prior years, we were an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended; therefore, we were not required to hold a non-binding advisory vote on the compensation of the Company’s named executive officers, commonly known as a “Say-on-Pay” vote. Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. Although this is a non-binding, advisory vote, because we value the opinion of our stockholders, our Board of Directors and our compensation committee will consider the outcome of the “Say-on-Pay” vote described in this Proposal No. 5 and the related “Say-on-Frequency” vote described in Proposal No. 6 of this proxy statement at the Annual Meeting, as well as feedback received throughout the year, when making compensation determinations for our executive officers in the future.

This vote is not intended to address any specific item of compensation, but rather the overall compensation the Company’s named executive officers and the compensation philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed under the “Executive Compensation” section, the compensation tables, and related narrative disclosure that accompanies the compensation tables contained in this proxy statement. As discussed in those disclosures, we believe that our compensation policies and decisions are designed to reward performance, are strongly aligned with our stockholders’ interests and are consistent with current market practices. Compensation of our named executive officers is designed to enable us to attract, motivate, and retain talented and experienced executives to lead us successfully in a competitive environment. Accordingly, we are asking our stockholders to cast a non-binding, advisory vote FOR the following resolution:

RESOLVED, that the Company’s stockholders hereby approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2026 Annual Meeting of Stockholders, the “Executive Compensation”, the compensation tables and related narrative disclosures contained in this proxy statement.

This vote is advisory, and therefore not binding on us, the board of directors, or our compensation committee. However, our Board of Directors and compensation committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal No. 5 requires the affirmative vote of a majority of the issued and outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. Broker non-votes will have no effect on this matter.

The Board of Directors deems Proposal No. 5 “Non-Binding, Advisory Basis, the Compensation of the Company’s Named Executive Officers” to be in our and our stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 6

NON-BINDING, ADVISORY VOTE ON THE PREFERRED FREQUENCY OF

FUTURE ADVISORY VOTES ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE

OFFICERS

The Dodd-Frank Act and Section 14A of the Exchange Act also provide that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should hold future Say-on-Pay votes. This is commonly known as a “Say-on-Frequency” proposal. We are asking our stockholders whether our future Say-on-Pay votes should occur every one, two, or three years. Stockholders may also abstain from voting.

The vote on this proposal is advisory; therefore, it is not binding on the Company, our Board of Directors or our compensation committee. We may determine in the future that it is in the best interests of the Company and our stockholders to hold Say-on-Pay votes more or less frequently than the frequency indicated by stockholders in voting on this proposal or as currently recommended by our board of directors. However, we plan to consider the results of the vote on this proposal in determining the frequency of our Say-on-Pay votes because we value the opinions of our stockholders.

Currently, we believe that it is in the best interests of the Company and our stockholders to hold a Say-on-Pay vote every year, and this is the frequency recommended by our Board of Directors. We believe this frequency will enable our stockholders to vote, on a non-binding, advisory basis, on our most recent executive compensation practices and decisions as presented in our annual proxy statements, which will lead to greater transparency and more meaningful and timely communication between the Company and our stockholders regarding the compensation of the Company’s named executive officers. Accordingly, we ask our stockholders to indicate their preferred voting frequency by voting for every “one year,” “two years,” or “three years” (or abstaining from voting) in response to the following resolution at the Annual Meeting:

RESOLVED, that the alternative of every one year, two years, or three years that receives the highest number of votes cast by stockholders in person or by proxy at this meeting will be deemed the preferred frequency with which the Company is to hold an advisory vote on the compensation of the Company’s named executive officers.

Vote Required and Board of Directors’ Recommendation

Stockholders will not be voting to approve or disapprove of the recommendation of our Board of Directors. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two, or three years, or abstaining). The option that receives the highest number of votes properly cast will be deemed to be the frequency preferred by our stockholders. Assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. In the absence of a quorum, abstentions and broker non-votes will have the same effect as a vote “Against” this proposal.

The Board of Directors unanimously recommends that for Proposal No. 6 “Non-Binding, Advisory Vote on the Preferred Frequency of Future Advisory Votes on Compensation of the Company’s Named Executive Officers”, stockholders vote for “ONE YEAR” as the preferred frequency for the advisory vote on compensation of our named executive officers.

MANAGEMENT AND CORPORATE GOVERNANCE

Executive Officers and Directors

The following table sets forth the names, ages and positions of our executive officers and directors as of April 15, 2026:

Name	Age	Position
Executive Officers:
Mark Iwicki	59	Chief Executive Officer and Director
Chris Cabell, M.D.	57	President and Head of Research and Development
David McIntyre	55	Chief Financial Officer
Non-Employee Directors:
Amit Munshi(1)(3)	58	Director
Roberto Bellini(7)	46	Director
Arvind Kush(5)(3)	43	Director
David Canner, Ph.D.(4)	38	Director
Dennis Berman(2)(6)	75	Director
Vincent Aurentz(2)(4)	58	Director

(1)
Chairperson of the Board of Directors
(2)
Member of the audit committee
(3)
Member of the compensation committee
(4)
Member of the corporate governance and nominating committee
(5)
Chair of audit committee
(6)
Chair of compensation committee
(7)
Chair of corporate governance and nominating committee

Executive Officers

Mark Iwicki has served as our Chief Executive Officer and a member of our Board of Directors since February 2025. Mr. Iwicki previously served as Chief Executive Officer of KALA BIO, Inc. (Nasdaq: KALA), a clinical-stage biopharmaceutical company, from September 2015 to February 2025 where he served as President from August 2017 to December 2021 and as Executive Chair of the board of directors from April 2015 to September 2015. From January 2014 to November 2014, Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics, Inc., a biopharmaceutical company. From December 2012 to January 2014, Mr. Iwicki served as President and Chief Executive Officer at Blend Therapeutics, Inc., a biopharmaceutical company. From October 2007 to June 2012, Mr. Iwicki served in several roles, including Chief Commercial Officer, President and Chief Operating Officer and Director and Chief Executive Officer at Sunovion Pharmaceuticals Inc., formerly Sepracor Inc. Prior to that, Mr. Iwicki was Vice President and Business Unit Head at Novartis Pharmaceuticals Corporation, a biopharmaceutical company, from March 1998 to October 2007. Earlier in his career, Mr. Iwicki held management positions at Astra Merck Inc. and Merck & Co., Inc. Mr. Iwicki has served as the Chair of the board of directors of Q32 Bio Inc. (Nasdaq: QTTB) since December 2020. Mr. Iwicki formerly served on the board of KALA BIO from March 2015 to January 2026, Third Harmonic Bio (Nasdaq: THRD) from May 2020 to December 2025, Merus NV (Nasdaq: MRUS) from March 2015 to December 2025, where he was also Chairman of the Board of Directors until June 2018, Akero Therapeutics, (Nasdaq: AKRO) from June 2018 to December 2025, and Pulmatrix Inc. (Nasdaq: PULM) from December 2015 until July 2021, where he was also Chairman of the Board of Directors until July 2021. Mr. Iwicki received his M.B.A. from Loyola University and his B.S. in Business Administration from Ball State University. We believe that Mr. Iwicki’s extensive experience as a pharmaceutical industry leader managing all stages of drug development and commercialization in multiple therapeutic areas qualifies him to serve on our Board of Directors.

Chris Cabell, M.D. has served as our President and Head of Research and Development since February 2025. Prior to this, Dr. Cabell served as Chief Executive Officer of CorHepta Pharmaceuticals, Inc. (“CorHepta”), a biotechnology company, which was acquired by Inhibikase. Previously, he served as Chief Medical Officer at Zura Bio, a clinical-stage biopharmaceutical company, from January 2023 to January 2024, and as Chief Medical Officer and Head of Clinical Development at Emergent BioSolutions, a public health company, from February 2021 to

January 2023. Prior to that, he spent 3 years at Arena Pharmaceuticals, a then-publicly traded biopharmaceutical company with increasing responsibilities, including Senior Vice President, Head of Clinical Development, Chief Medical Officer and Executive Vice President, Head of Research and Development, from October 2017 to November 2020. Dr. Cabell started his career as an Associate Professor of Medicine in the Division of Cardiology, Department of Medicine, Duke University School of Medicine. Dr. Cabell is a Fellow of the American College of Cardiology and has over 100 peer reviewed publications including in the New England Journal of Medicine, JAMA, and Annals of Internal Medicine. Board certified in both internal medicine and cardiovascular diseases, Dr. Cabell is an honors graduate of Pennsylvania State University and Duke University, earning both his M.D. and M.H.S. from the latter.

David McIntyre has served as our Chief Financial Officer since April 2025. Prior to joining us, Mr. McIntyre served as Chief Financial Officer of Anthos Therapeutics, Inc., a clinical-stage biopharmaceutical company, Tessa Therapeutics, Inc., a cell-therapy biotechnology company, and AVITA Medical, Inc. (Nasdaq: RCEL), a regenerative medicine company, from October 2021 to October 2024, October 2020 to October 2021, November 2019 to November 2020, respectively. Prior to that, Mr. McIntyre served as a Partner at Apple Tree Partners, a life science venture capital and growth equity fund from December 2012 to April 2020. Prior to Apple Tree Partners, Mr. McIntyre was Executive Vice President, Chief Financial Officer and Chief Operating Officer at HeartWare® International, Inc. Earlier in his career, Mr. McIntyre practiced as a senior attorney at Baker McKenzie and KPMG. Mr. McIntyre currently serves on the board of directors of Starpharma Holdings Limited (ASX: SPL), a biopharmaceutical company, and previously served as a director of Redflex Holdings Ltd. (ASX: RDF). Mr. McIntyre holds a Bachelor of Economics (Accounting) from the University of Sydney, Australia, a Bachelor of Laws from the University of Technology, Sydney, Australia and a Master of Business Administration (MBA) from Duke University Fuqua School of Business (Fuqua Scholar). Mr. McIntyre is a Certified Practicing Accountant and is also admitted as a legal practitioner of the Supreme Court of New South Wales and of the High Court of Australia.

Non-Employee Directors

Amit Munshi has served as a member of our Board of Directors since October 2024. Mr. Munshi served as the President, Chief Executive Officer and as a board member of Orna Therapeutics, Inc. (“Orna”), a biotechnology company, from May 2024 to April 2025. Prior to this, Mr. Munshi served as the President, Chief Executive Officer and as a board member of ReNAgade Therapeutics, Inc., an RNA therapeutics company, from May 2023 until its acquisition by Orna in May 2024. Mr. Munshi also has served as chairman of the board of directors of Zura Bio Limited (“Zura”) (Nasdaq: ZURA), a publicly traded biotechnology company, since March 2023, and as a director and the chairman of the board of directors of Zura’s accounting predecessor since November 2022. Mr. Munshi has served as a member of the board of directors and audit committee of Galecto Inc. (Nasdaq: GLTO), a publicly traded clinical-stage biotechnology company, since May 2020, as the chairman of the board of Enterprise Therapeutics, a drug discovery company, since January 2020, and as chairman of the board of Sensorion (EPA: ALSEN), a gene and cell therapy company, since April 2025, where he has also served as interim CEO since February 2026. Since December 2025, Mr. Munshi has also served on the board of Arcutis Biotherapeutics, Inc. (Nasdaq: ARQT), a publicly traded commercial-stage biopharmaceutical company, and as chair of its compensation committee. Mr. Munshi was President and Chief Executive Officer of Arena Pharmaceuticals Inc., a then-publicly traded biopharmaceutical company, from May 2016 to March 2022 and a member of its board of directors from June 2016 until its acquisition by Pfizer in March 2022. Mr. Munshi also served as a member of the board of directors and audit committee of Pulmatrix Inc. (Nasdaq: PULM), a publicly traded clinical-stage biopharmaceutical company, from June 2017 until March 2021. Previously, from May 2012 until May 2016, Mr. Munshi was the Chief Executive Officer of Epirus Biopharmaceuticals, which filed for bankruptcy on July 25, 2016. Prior to Epirus, Mr. Munshi was Chief Executive Officer of Percivia LLC, which was later acquired by Johnson & Johnson, and Chief Business Officer and co-founder of Kythera Biopharmaceuticals Inc., which was subsequently acquired by Allergan. Mr. Munshi holds a B.S. in Economics and a B.A. in History from the University of California, Riverside, and an M.B.A. from the Peter F. Drucker School of Management at Claremont Graduate University. We believe Mr. Munshi’s global biopharmaceutical industry experience in executive management, business development, product development and portfolio management qualifies him to serve on our Board of Directors.

Roberto Bellini has served as a member of our Board of Directors since October 2024. Mr. Bellini currently serves as a Managing Partner at BSQUARED Capital Inc., a family office biotech fund, since 2023. He has also served as a director of BIOTECanada, a biotechnology industry association, since May 2016, where he is currently a member of the Executive Committee and previously served as Vice Chair from May 2016 and June 2019 and from July 2021 and July 2024. Mr. Bellini served as President and Chief Executive Officer and a director of BELLUS Health, a late-stage biopharmaceutical company, between January 2010 and July 2023. Under his leadership, BELLUS Health developed camlipixant, a P2X3 antagonist for chronic cough from preclinical to Phase 3. BELLUS Health was subsequently acquired by GSK plc in 2023. Mr. Bellini holds a Bachelor of Science in Biochemistry from McGill University. We believe Mr. Bellini’s experience in the biotechnology industry qualifies him to serve on our Board of Directors.

Arvind Kush has served as a member of our Board of Directors since October 2024. Mr. Kush has served as Chief Financial and Chief Business Officer of Candid Therapeutics, Inc. (“Candid”), a biotechnology company, since July 2024. Prior to Candid, Mr. Kush was Chief Financial Officer at RayzeBio, Inc., a biotechnology company, from November 2021 until its acquisition by Bristol Myers Squibb in February 2024. Previously, Mr. Kush served in roles of increasing responsibility, most recently as managing director in the Healthcare Group in the Global Corporate Investment Banking Division at BofA Securities from February 2018 until November 2021, advising biopharmaceutical companies on strategic and financing transactions. Mr. Kush holds a Bachelor of Engineering in Computer Science from Visvesvaraya Technological University and an MBA from Goizueta Business School, Emory University. We believe Mr. Kush’s investment banking background and experience in the biotechnology industry uniquely qualify him to serve on our Board of Directors.

David Canner, Ph.D. has served as a member of our Board of Directors since October 2024. Dr. Canner is a partner at Soleus Capital, a healthcare investment firm, which he joined in 2018. Dr. Canner has served as an investor in biotechnology companies for the past eight years and has served on the board of directors of privately held life sciences companies in therapeutics and next-generation diagnostics. Dr. Canner holds a B.A. in Chemistry from Princeton University and a Ph.D. in Biology from the Massachusetts Institute of Technology. We believe Dr. Canner’s experience in the life sciences industry as well as his service on the boards of directors of numerous companies qualifies him to serve on our Board of Directors.

Dennis Berman has served as a member of our Board of Directors since December 2020. Currently, Mr. Berman is President of Molino Ventures, a board advisory and venture capital firm, since June 2017. Previously, he was Co-founder and Executive Vice President of Corporate Development of Tocagen Inc., a then-publicly traded gene therapy company, from July 2007 to April 2017. Other public companies for which Mr. Berman has served as a seed investor, co-founder, and/or board member include InterVu Inc., one of the first software-as-a-service companies, which was acquired by Akamai; Kintera Inc., an online fundraising pioneer, which was acquired by Blackbaud; Gensia Pharmaceuticals, Inc., focused on purine/pyrimidine metabolism compounds with cardiovascular disease, which was acquired by Teva (Nasdaq: TEVE); and Viagene Inc., a U.S. gene therapy company, which was acquired by Chiron/Novartis (NYSE: NVS). In addition, he was co-founder of Genovo, a private gene therapy company focused on hypercholesterolemia. Mr. Berman also was a seed investor in Calabrian, a private water treatment company, which was acquired by SK Capital. Earlier, Mr. Berman was a corporate law partner at several large law firms, including Sonnenschein Nath & Rosenthal, now Dentons, and Reavis & McGrath, now Norton Rose Fulbright. Mr. Berman holds a Bachelor of Science from the Wharton School of the University of Pennsylvania in Accounting/ Economics, a Bachelor of Arts from the University of Pennsylvania in Economics and is a graduate of Harvard Law School. He has been an Entrepreneur in Residence at Harvard’s Innovation Lab (i-lab) and a guest speaker at Harvard School of Public Health. We believe Mr. Berman’s skills in corporate governance, corporate finance, and value creation in early and late stage pharmaceutical and biotechnology companies qualifies him to serve on our board of directors.

Vincent Aurentz has served as a member of our Board of Directors since February 2025. Mr. Aurentz has more than 36 years of experience in the biopharmaceuticals industry. Mr. Aurentz currently serves on the board of directors of Forward Therapeutics, Inc., a privately held biopharmaceutical company, since December 2024 and was a member of the board of directors of Longboard Pharmaceuticals, Inc., a then-publicly traded clinical-stage biopharmaceutical company, from October 2020 until its acquisition by Lundbeck A/S in December 2024. Previously, he served as Executive Vice President and Chief Business Officer at Arena Pharmaceuticals, Inc., a then-publicly traded biopharmaceutical company, from August 2016 until its acquisition by Pfizer in March 2022. Mr. Aurentz was the Chief Business Officer of Epirus Biopharmaceuticals, Inc. and served as President and member of the board of directors of HemoShear Therapeutics, LLC. Prior to that, Mr. Aurentz spent almost a decade at

Merck KGaA in various executive leadership roles focused on corporate development and strategy including Executive Vice President and member of the Executive Management Board at Merck KGaA (Merck Serono S.A.) (XETR: MRK), where he directed all research and development programs, portfolio strategy and headed all deal activity including venture investments. Mr. Aurentz is a former Executive Vice President at Quintiles and a Co-founder/Managing Director of a life sciences focused venture capital and advisory business. He was a partner with CSC Healthcare, the life sciences strategic management consulting division of Computer Sciences Corporation, after starting his career at Andersen Consulting (now Accenture). Mr. Aurentz holds a B.S. in Mathematics, receiving the Medallion of Excellence, from Villanova University. We believe Mr. Aurentz's extensive experience in the biopharmaceutical industry qualifies him to serve on our Board of Directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this proxy statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Board of Directors Composition

Our Board of Directors currently consists of seven members. The number of directors will be fixed by our Board of Directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Our amended and restated certificate of incorporation provides that our Board of Directors will be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our current directors are divided among the three classes as follows:

•
the Class I directors are Mr. Iwicki, Mr. Bellini and Mr. Aurentz, and their terms will expire at the annual meeting of stockholders to be held in 2027;
•
the Class II directors are Mr. Munshi and Dr. Canner, and their terms will expire at the annual meeting of stockholders to be held in 2028; and
•
the Class III directors are Mr. Kush and Mr. Berman, and their terms will expire at the annual meeting of stockholders to be held in 2026.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our amended and restated certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.

This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company. In addition, under the terms of our amended and restated certificate of incorporation and our amended and restated bylaws, members of our Board of Directors may only be removed for cause. This may also have the effect of delaying or preventing changes in control of our company.

Director Independence

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its initial public offering. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board of directors committee:(1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each non-employee director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of our non-employee directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act. Only Mr. Iwicki is not independent under Nasdaq’s independence standards.

In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Board of Directors Leadership Structure

As a general policy, our Board of Directors believes that separation of the positions of Chairperson and Chief Executive Officer reinforces the independence of our Board of Directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board of Directors as a whole. As such, Mr. Iwicki serves as our Chief Executive Officer and Mr. Munshi serves as the Chairperson of our Board of Directors.

Board of Directors Committees

Our Board of Directors has established three standing committees of the board consisting of an audit committee, a compensation committee and a corporate governance and nominating committee, each of which has the composition and the responsibilities described below.

Audit Committee

Mr. Kush, Mr. Aurentz and Mr. Berman, each of whom is a non-employee member of our Board of Directors, comprise our audit committee. Mr. Kush is the chair of our audit committee, and is our audit committee financial expert, as that term is defined under the applicable SEC rules, and possesses financial sophistication, as defined under the rules of Nasdaq. All of the members of our audit committee are independent, as that term is defined under the rules of Nasdaq. Our audit committee is responsible for overseeing our corporate accounting and financial reporting process, assisting our Board of Directors in monitoring our financial systems, and overseeing legal, healthcare and regulatory compliance. Our audit committee also:

•
appoints, approves the compensation of, and evaluates the independence of the independent registered public accounting firm;
•
pre-approves audit and non-audit services to be provided by the independent registered public accounting firm;
•
reviews financial statements and discusses with management and the independent registered public accounting firm our annual audited and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
recommends, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether the audited financial statements shall be included in our Annual Report on Form 10-K;
•
reviews the Company’s earnings releases;
•
reviews the adequacy and effectiveness of our internal controls and disclosure controls and procedure;
•
prepares the audit committee report that the SEC requires to be included in our annual proxy statement;
•
reviews reports and communications from the independent registered public accounting firm;
•
oversees risk management programs, including the privacy and cybersecurity risks and programs;
•
reviews related party transactions; and
•
establishes and oversees procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter, which we believe satisfies the applicable rules of the SEC and the listing standards of Nasdaq. The audit committee charter can be found on the “Governance Documents” section of our website at https://www.inhibikase.com/investors/corporate-governance/governance-documents. During 2025, our audit committee held four meetings.

Compensation Committee

Mr. Berman, Mr. Munshi and Mr. Kush, each of whom is a non-employee member of our Board of Directors, comprise our compensation committee. Mr. Berman is the chair of our compensation committee. All of the members of our compensation committee are independent, as that term is defined under the rules of Nasdaq. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee also:

•
oversees our overall compensation philosophy and compensation policies, plans and benefit programs;
•
reviews and recommends to our Board of Directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•
reviews and approves the compensation of our other executive officers;
•
reviews and recommends to the board of directors the compensation of our directors, including compensation under any equity-based plans;
•
reviews and recommends to our Board of Directors our policies and procedures for the grant of equity-based awards;
•
administers our equity compensation plans;
•
prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be a smaller reporting company; and
•
retains and approves the compensation of any compensation advisors.

The compensation committee may delegate to one or more officers of the Company the authority to make grants and awards of stock rights or options to any non-Section 16 officer of the Company under such of the Company’s incentive-compensation or other equity-based plans as the compensation committee deems appropriate and in accordance with the terms of such plans.

Our compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. The compensation committee charter can be found on the “Governance Documents” section of our website at https://www.inhibikase.com/investors/corporate-governance/governance-documents. During 2025, our compensation committee held six meetings.

Corporate Governance and Nominating Committee

Mr. Bellini, Dr. Canner and Mr. Aurentz, each of whom is a non-employee member of our Board of Directors, comprise our corporate governance and nominating committee. Mr. Bellini is the chair of our corporate governance and nominating committee. All members are independent, as that term is defined under the rules of Nasdaq. Our corporate governance and nominating committee oversees and assists our Board of Directors in reviewing and recommending nominees for election as directors. Specifically, the corporate governance and nominating committee:

•
develops and recommends to our Board of Directors criteria for board and committee membership;
•
identifies, evaluates and makes recommendations to our Board of Directors regarding nominees for election to our Board of Directors and its committees;
•
considers and makes recommendations to our Board of Directors regarding the composition of our Board of Directors and its committees;
•
evaluates the adequacy of our corporate governance practices and reporting; and
•
oversees the evaluation of our Board of Directors.

Our corporate governance and nominating committee operates under a written charter, which we believe satisfies the applicable rules of the SEC and the listing standards of Nasdaq. The corporate governance and nominating committee charter can be found on the “Governance Documents” section of our website at

https://www.inhibikase.com/investors/corporate-governance/governance-documents. During 2025, our corporate governance and nominating committee held one meeting.

Process for Identifying and Evaluating Nominees for the Board of Directors

Director Qualifications

The corporate governance and nominating committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.

Identifying Nominees

The corporate governance and nominating committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the corporate governance and nominating committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firm's fees and other retention terms).

Stockholder Candidates

The corporate governance and nominating committee will consider candidates for nomination as a director submitted by stockholders. Although the corporate governance and nominating committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our amended and restated bylaws permit stockholders to nominate candidates and one of the duties set forth in the corporate governance and nominating committee charter is to consider director candidates submitted by stockholders in accordance with our amended and restated bylaws. The corporate governance and nominating committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our Amended and Restated Bylaws.

Review of Director Nominees

The corporate governance and nominating committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the corporate governance and nominating committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, geographic representation and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long-term interests of our stockholders. The corporate governance and nominating committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.

Stockholder Proposals and Nominations

In order for a stockholder to nominate a person for election as a director at the 2027 Annual Meeting of stockholders, the stockholder must provide written notice to Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our Amended and Restated Bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the Amended and Restated Bylaw requirements will be provided upon request to the Corporate Secretary at the address above. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2027 Annual Meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of matters to be considered at an Annual Meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.

Board and Committee Meetings Attendance

The full Board of Directors met thirteen times during 2025. During 2025, each member of the Board of Directors attended telephonically or in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Under our corporate governance guidelines, each of our directors is encouraged to attend our annual meetings of stockholders. Last year, we held an annual meeting of stockholders on June 27, 2025, at which all of our directors were present.

Compensation Committee Interlocks and Inside Participation

None of the members of our compensation committee are or have been an officer or employee of our company. None of our executive officers currently serve, or in the past fiscal year has served, on the Board of Directors or compensation committee (or other Board of Directors’ committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Risk Oversight

In its governance role, and particularly in exercising its duty of care and diligence, our Board of Directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board of Directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.inhibikase.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of code of business conduct and ethics by posting such information on our website identified above. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement. We will provide any person, without charge, upon request, a copy of our code of conduct and ethics. Such requests should be made in writing to the attention of Mr. Iwicki, Chief Executive Officer at Inhibikase Therapeutics, Inc., c/o Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, employees, and designated consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards that are applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 of the Original Filing.

In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.

Rule 10b5-1 Trading Plan Policy

We have adopted a Rule 10b5-1 trading plan policy, which permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Policy Regarding Timing of Awards of Options and Other Option-Like Instruments

We provide the following discussion of the timing of stock option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. Our Board of Directors generally grants annual equity awards, including stock option grants to our named executive officers, in the first quarter of each fiscal year. In addition, new hires receive stock option grants at the time of their hiring.

Our Board of Directors approved stock option awards to Mr. Iwicki on February 14, 2025 and February 17, 2025. The grants to Mr. Iwicki were made in connection with the compensation arrangement related to his appointment as Chief Executive Officer, which was announced pursuant to the filing of a Current Report on Form 8-K on February 18, 2025.

In addition, our Board of Directors approved stock option awards to Mr. Iwicki and Dr. Cabell on February 21, 2025. The grants to Mr. Iwicki and Dr. Cabell were made in connection with the acquisition of CorHepta which was announced pursuant to the filing of a Current Report on Form 8-K on February 24, 2025. The timing of these awards was determined in connection with our Board of Directors’ consideration and approval of the transaction and related compensation matters, and was not intended to take into account or benefit from the anticipated public announcement of the transaction. The grants to Mr. Iwicki represented an adjustment award associated with the number of shares issuable following the consummation of the acquisition of CorHepta, and the grants to Dr. Cabell represented an inducement award in connection with his employment with the Company as part of the transaction.

Our Board of Directors further approved stock option awards to Mr. McIntyre on April 14, 2025. The grant to Mr. McIntyre was made in connection with the compensation arrangement related to his appointment as Chief Financial Officer, which was announced pursuant to the filing of a Current Report on Form 8-K on April 14, 2025.

In accordance with the requirements of the SEC, the following table discloses additional information with respect to the stock options that we awarded described above.

Our Board of Directors did not take material nonpublic information into account when determining the timing or terms of these awards. The grant dates were selected based on the date on which our Board of Directors finalized and approved the awards.

Name	Grant Date	Number of Securities Underlying the Award(1)	Exercise Price of the Award	Grant Date Fair Value of the Award(2)

Percentage change in the
closing market price of
the securities underlying
the award between the
trading day ending
immediately prior to the
disclosure of material
nonpublic information
and the trading day
beginning immediately
following the disclosure of
material nonpublic
information

Mark Iwicki	2/14/2025	12,668,989	$2.35	$20,237,762	31.1%
	2/17/2025	2,392,388	$2.35	$3,821,661	31.1%
	2/21/2025	602,346	$2.97	$1,452,376	(24.6)%
Christopher Cabell, M.D.	2/21/2025	2,810,000	$2.97	$6,764,872	(24.6)%
David McIntyre	4/14/2025	3,142,967	$2.00	$4,899,661	(8.2)%

(1)
The number of securities underlying the award for each named executive officer includes awards that were granted and only become exercisable in an amount proportional to the number of Series A-1 Warrants and Series B-1 Warrants that are exercised in accordance with their terms. 6,837,180 of Mr. Iwicki’s above totaled 15,663,723 securities, 1,709,295 of Dr. Cabell’s 2,810,000 securities, and 1,367,428 of Mr. McIntyre’s 3,142,967 securities relate to the exercise of the Series A-1 and Series B-1 Warrants.

(2)
The amount reported in this column reflects the grant date fair value of the stock options as determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. For a discussion of the assumptions and methodologies used to value the award, please see the discussion of option awards contained in the notes to our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 26, 2026.

Compensation Clawback Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, we have adopted a compensation clawback policy. The compensation clawback policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Limitation of Liability and Indemnification

Our amended and restated certificate of incorporation and amended and restated bylaws, which became effective upon the completion of our initial public offering, provides that we indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•
any breach of the director’s duty of loyalty to us or to our stockholders;
•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
unlawful payment of dividends or unlawful stock repurchases or redemptions; and
•
any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we are also empowered to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these charter and bylaw provisions are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. Moreover, a stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

EXECUTIVE COMPENSATION

The Company’s named executive officers for the fiscal year ended December 31, 2025 (also referred to herein as “fiscal 2025”), who consist of our principal executive officer and our two next most highly compensated executive officers, are:

•
Mark Iwicki, our Chief Executive Officer(1);
•
Chris Cabell, our President and Head of Research and Development;
•
David McIntyre, our Chief Financial Officer; and
•
Milton H. Werner, Ph.D., our former President and Chief Executive Officer(1).
(1)
On February 14, 2025, Mark Iwicki assumed the role of Chief Executive Officer and Dr. Werner stepped down from his role as our President and Chief Executive Officer.

Summary Compensation Table

The following table sets forth information regarding the compensation of the Company’s named executive officers for the fiscal years ended December 31, 2025 and, if applicable, December 31, 2024:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark Iwicki	2025	624,208	—	29,429,299	532,500	—	30,586,007
Chief Executive Officer and Director
Chris Cabell, M.D.	2025	429,167	—	6,764,872	281,250	—	7,475,289
President and Head of Research and Development
David McIntyre	2025	347,216	—	4,899,661	272,813	—	5,519,690
Chief Financial Officer
Milton H. Werner, Ph.D.	2025	728,979	—	40,449	31,543	2,092	803,063
Former President and Chief Executive Officer	2024	523,004	—	7,174,108	267,750	15,761	7,980,623

(1)
See “Equity-based Compensation” below for additional context related to the awards reflected in this column, including the extent to which certain awards were subject to future vesting, performance-based or other contingent conditions. The amount reported in this column for each named executive officer represents the aggregate grant date fair value of the option awards made to such named executive officer, calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The amounts reported for 2024 also include the incremental fair value associated with the option repricing that occurred on October 9, 2024, in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value these option awards and such incremental fair value, please see Note 10 to the Company’s consolidated financial statements for the year ended December 31, 2025 included in the Annual Report.

(2)
The amount reported in this column for each named executive officer represents the award earned by such named executive officer under our annual performance-based cash incentive program in respect of the applicable fiscal year. These amounts were paid in the first quarter of the following year to which they relate. The grant date fair value of performance-based option awards granted to Mr. Iwicki in 2025 is upon probable achievement. Assuming maximum achievement, the grant date fair value of such performance-based options granted to Mr. Iwicki would be equal to $3,917,499.
(3)
The amount reported in this column for Dr. Werner in 2025 represents amounts paid for Dr. Werner's life insurance policy premiums and automobile expenses.
(4)
Mr. Iwicki commenced employment with us on February 14, 2025. Accordingly, his base salary and non-equity incentive compensation reflect his partial year of employment with us.
(5)
Dr. Cabell commenced employment with us on February 21, 2025. Accordingly, his base salary and non-equity incentive compensation reflect his partial year of employment with us.
(6)
Mr. McIntyre commenced employment with us on April 14, 2025. Accordingly, his base salary and his non-equity incentive compensation reflect his partial year of employment with us.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by each of the Company’s named executive officers as of December 31, 2025:

	Option Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option Expiration Date
Mark Iwicki	2/14/2025	(1)	911,220	3,462,637	—	2.35	2/14/2035
	2/21/2025	(2)	125,489	476,857	—	2.97	2/21/2035
	2/14/2025	(1)(3)	—	6,837,180	—	2.35	2/14/2035
	2/14/2025	(4)	—	—	213,133	2.35	2/14/2035
	2/14/2025	(4)	—	—	1,842,916	2.35	2/14/2035
	2/17/2025	(1)	373,811	1,420,480	—	2.35	2/14/2035
David McIntyre	4/14/2025	(5)	—	1,775,539	—	2.00	4/14/2035
	4/14/2025	(3)(5)	—	1,367,428		2.00	4/14/2035
Chris Cabell, M.D.	2/21/2025	(6)	—	1,100,705	—	2.97	2/21/2035
	2/21/2025	(3)(6)	—	1,709,295		2.97	2/21/2035
Milton H. Werner, Ph.D. (18)	11/1/2016	(7)	3,643	—	—	1.26	11/1/2026
	11/1/2017	(8)	3,643	—	—	1.26	11/1/2027
	11/1/2018	(9)	3,643	—	—	1.26	1/1/2028
	11/1/2019	(10)	3,643	—	—	1.26	11/1/2029
	12/22/2020	(11)	16,667	—	—	1.26	12/22/2030
	3/7/2022	(12)	20,834	—	—	1.26	3/7/2029
	3/7/2022	(13)	41,667	—	—	1.26	3/7/2029
	3/1/2023	(14)	35,000	—	—	1.26	3/1/2030
	3/1/2023	(15)	17,500		—	1.26	3/1/2030
	4/1/2024	(16)	45,000	—	—	1.26	4/1/2031
	10/9/2024	(17)	5,315,056	—	—	1.26	10/9/2034

(1)
This option will vest in 48 monthly equal installments commencing on March 12, 2025, subject to Mr. Iwicki’s continued service through each vesting date.
(2)
This option will vest and become exercisable in 48 monthly equal installments commencing on March 21, 2025, subject to Mr. Iwicki’s continued service through each vesting date.
(3)
These options, to the extent vested, shall only become exercisable in an amount proportional to the number of Series A-1 Warrants and Series B-1 Warrants of the Company that are actually exercised in accordance with their terms (collectively, “Warrant Adjustment Options”) and provided the executive officer is employed by the Company as at the relevant vesting date.
(4)
These options are subject to both a time-based vesting condition (48 equal monthly installments commencing on March 12, 2025) and performance based vesting condition, both of which must be satisfied in order to fully vest. The performance-based vesting condition will be satisfied when a patient is dosed in our planned Phase 2b trial for pulmonary arterial hypertension by December 31, 2026 (or such later dates determined by the Board) or when the Board otherwise determines in its sole discretion that such milestone has been achieved.
(5)
This option will vest as follows: 25% vested on April 14, 2026 and the remaining portion will vest in 36 equal monthly installments thereafter (commencing on May 14, 2026), subject to Mr. McIntyre’s continued service through each vesting date.

(6)
This option will vest in three equal annual installments commencing on February 21, 2027, subject to Dr. Cabell’s continued service through each vesting date.
(7)
All of the shares subject to this option vested as of November 1, 2017.
(8)
All of the shares subject to this option vested as of November 1, 2018.
(9)
All of the shares subject to this option vested as of November 1, 2019.
(10)
All of the shares subject to this option vested as of November 1, 2020.
(11)
With respect to the option awards granted to Dr. Werner on December 22, 2020 that are disclosed in these rows, one-third of each such option award vested and became exercisable on the first anniversary of the closing of our initial public offering (i.e., December 23, 2020), and the remainder vested and became exercisable in 24 equal monthly installments thereafter (commencing with January 1, 2022), subject generally to the relevant named executive officer’s continued service through each vesting date.
(12)
All of the shares subject to this option vested as of May 21, 2025.
(13)
With respect to the option award granted to Dr. Werner on March 7, 2022 that are disclosed in this row, each such option award was subject to performance conditions and vested and became exercisable when the performance conditions were met.
(14)
All of the shares subject to this option vested as of May 21, 2025.
(15)
With respect to the option award granted to Dr. Werner on March 1, 2023 that are disclosed in this row, each such option award was subject to performance conditions and vested and became exercisable when the performance conditions were met.
(16)
With respect to the option award granted to Dr. Werner on April 1, 2024 that is disclosed in this row, one-third of each such option award vested and became exercisable on April 1, 2025, and the remaining portion will vest and become exercisable in 24 equal monthly installments thereafter (commencing with May 1, 2025), subject generally to the relevant named executive officer’s continued service through each vesting date.
(17)
All of the shares subject to this option vested as of October 9, 2024.
(18)
Pursuant to the Werner Separation Agreement and Werner Consulting Agreement, all of Dr. Werner’s outstanding time-based equity awards were accelerated upon his termination as Chief Executive Officer, his performance-based awards accelerated upon completion of his consulting services under the Werner Consulting Agreement and all stock options held by him will remain exercisable through their original expiration date, in each case subject to the approval of our Board of Directors.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

The compensation of the Company’s named executive officers generally consists of four key elements: (i) base salary; (ii) annual cash bonus opportunities; (iii) long term incentive compensation in the form of equity awards and (iv) employee benefits.

Base Salaries

The base salary payable to each named executive is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Each named executive officer’s initial base salary was specified in his employment agreement, as described below, and is reviewed (and, if applicable, adjusted) from time to time by our Board or compensation committee.

For the fiscal year ended December 31, 2025, the annual base salaries for Mr. Iwicki, Dr. Cabell, Mr. McIntyre and Dr. Werner were $710,000, $500,000, $485,000, and $535,000, respectively.

Annual Cash Bonus Opportunities

For the fiscal year ended December 31, 2025, each of the Company’s named executive officers was eligible to earn an annual bonus based on our achievement of certain performance objectives (and, in the case of Mr. McIntyre and Dr. Werner, prorated to reflect their partial year of employment). The target annual bonus for Mr. Iwicki, Dr. Cabell, Mr. McIntyre and Dr. Werner were 60%, 45%, 45% and 50% of their respective base salaries. The goals applicable to our NEOs’ 2025 annual cash bonuses related to the achievement of certain performance milestones, including patient enrollment in a trial. Following a review of 2025 performance and given the Company's expeditious transition from a Phase 2b study into a Phase 3 study, together with the acceleration of operational, regulatory and clinical readiness to support initiation of the Phase 3 study, our compensation committee determined that we had achieved our 2025 goals at 125% and approved 2025 cash incentive payments to Mr. Iwicki, Dr. Cabell and Mr. McIntyre equal to 75%, 56.25% and 56.25% of their respective base salaries, respectively.

Equity-based Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period.

In 2025, the Company entered into employment agreements with Mr. Iwicki, Dr. Cabell and Mr. McIntyre that included grants of equity awards. In accordance with SEC disclosure requirements, the Summary Compensation Table reflects the aggregate grant date fair value of those awards. Because grant date fair value must be reported at the time of grant, the amounts shown in the Summary Compensation Table include awards that were subject to future service-based vesting conditions, as well as awards that were subject to additional performance-based or other contingent conditions and may never become exercisable in whole or in part.

Accordingly, the discussion below provides stockholders with important context regarding these awards and demonstrates the Company’s commitment to aligning executive compensation with continued service, performance and long-term stockholder value creation.

The 2025 equity awards were not all the same in character. They can be grouped into three categories: (i) time-vesting awards, (ii) Warrant Adjustment Options and (iii) milestone-based awards. A portion of the awards granted to Mr. Iwicki, Dr. Cabell and Mr. McIntyre consisted of standard time-vesting stock options that vest in substantially equal monthly installments over a four-year period, subject to continued service. In Mr. Iwicki’s case, these time-based awards also included an adjustment award associated with the number of shares issuable following the consummation of the acquisition of CorHepta.

Only a portion of the reported value represents equity that was exercisable or that may become exercisable as of the record date. A material portion of the reported value of the awards granted to Mr. Iwicki, Dr. Cabell and Mr. McIntyre includes value attributable to the Warrant Adjustment Options. The Warrant Adjustment Options are subject to a time-based vesting schedule over a four-year period. In addition, vested Warrant Adjustment Options become exercisable only in proportion to the number of the Company’s outstanding Series A-1 and Series B-1 warrants that are actually exercised in accordance with their terms. To the extent such warrants expire unexercised, the corresponding portion of the Warrant Adjustment Options will be forfeited.

A significant portion of Mr. Iwicki’s award package was also tied to a future clinical milestone. Mr. Iwicki received a milestone option that is subject to both the Company's standard time-based vesting schedule, with vesting in substantially equal monthly installments over a four-year period, and a performance-based vesting condition. The award becomes exercisable only upon achievement of the applicable clinical milestone, specifically, the dosing of a patient in the Company’s planned Phase 2b trial for pulmonary arterial hypertension, unless the Board determines that the milestone has otherwise been achieved. If the milestone is not achieved by the applicable outside date, the award will be forfeited.

For these reasons, the Summary Compensation Table amounts do not reflect compensation actually realized or realizable in 2025. Instead, a substantial portion of the reported value relates to awards that remained subject to continued service and, in certain cases, future warrant exercises, milestone achievement or other contingent events.

The table below separates 2025 equity awards into (i) awards that vest based solely on continued service and (ii) awards that remain subject to additional contingent conditions.

Executive	Time-Vesting Awards	Warrant Adjustment Awards	Milestone Awards	Total Grant Date Fair Value	Intrinsic Value of Outstanding Awards on December 31, 2025
Mr. Iwicki	$13,204,876[1]	$12,306,924	$3,917,499	$29,429,299	$—
Dr. Cabell	$2,713,843	$4,051,029	$—	$6,764,872	$—
Mr. McIntyre	$2,875,867	$2,023,794	$—	$4,899,661	$157,148

1 Includes Mr. Iwicki’s new hire adjustment option.

Other Benefits

We maintained a Simple IRA retirement savings plan for the benefit of our employees, including the Company’s named executive officers, who satisfy certain eligibility requirements. Under the Simple IRA retirement savings plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax basis through contributions to the Simple IRA retirement savings plan. The Simple IRA retirement savings plan authorizes employer safe harbor matching contributions equal to 3% of covered compensation for eligible employees. The Simple IRA retirement savings plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement program, contributions to the Simple IRA retirement savings plan and the earnings on those contributions are not taxable to the employees until distributed from the Simple IRA retirement savings plan. On July 1, 2025, we terminated the Simple IRA and implemented the Inhibikase Therapeutics 401(k) Plan (the “401(k) Plan”). The 401(k) Plan covers all of our employees, and all employees are eligible for the 401(k) match which is up to 3.5% of an employee's eligible salary.

The Company’s named executive officers who are full time employees are eligible to participate in our medical and dental insurance plans on the same basis as our other eligible employees and with the Company paying for 90% of the premiums due for participation in those plans, and with the remainder paid by the eligible employee. In addition, it was our practice to reimburse Dr. Werner $418.60 per month in respect of premiums that he pays on his life insurance policy. We also paid Dr. Werner $1,465 and $12,084 in 2025 and 2024 respectively for his automobile expenses.

Agreements with the Company’s Named Executive Officers

Mark Iwicki Employment Agreement (the “Iwicki Employment Agreement”)

We entered into the Iwicki Employment Agreement with Mr. Iwicki effective upon the commencement of his employment on February 14, 2025. Pursuant to the Iwicki Employment Agreement, Mr. Iwicki will be paid an initial annual base salary of $710,000 and is eligible for annual incentive cash compensation, with the initial target incentive compensation equal to 60% of his annual base salary. In the event Mr. Iwicki’s employment is terminated by us without Cause or by Mr. Iwicki for Good Reason, in either case, outside of the period commencing three months prior to and ending 24 months following a Change in Control (the “Change in Control Period”), subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Mr. Iwicki will be entitled to (i) a cash payment payable over 24 months equal to the sum of (A) 24 months of his annual base salary plus (B) 200% of his target annual performance bonus, (ii) receive any earned but unpaid bonus from the fiscal year prior to the year in which the date of termination occurs, (iii) receive a pro-rated bonus for the fiscal year in which the date of termination occurs, (iv) receive a monthly payment equal to the monthly employer contribution the we would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to 24 months, and (v) partial accelerated vesting of any then outstanding equity awards that are subject to time-based vesting with respect to the same number of shares that would have vested if he had remained employed for an additional 24 months following the date of termination, provided that the Warrant Adjustment Option will only become exercisable if and when the Warrant Adjustment Option would otherwise be exercisable pursuant to its respective terms. In the event such termination occurs within the Change in Control Period, then in lieu of the foregoing and subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Mr. Iwicki will be entitled to (i) a cash payment equal to the sum of (A) 24 months of his annual base salary plus (B) 200% of his target annual performance bonus, (ii) receive a monthly payment equal to the monthly employer contribution the we would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to twenty-four (24) months, (iii) full accelerated vesting of any then outstanding equity awards that are subject to time-based vesting, provided that the Warrant Adjustment Option will only become exercisable if and when the Warrant Adjustment Option would otherwise be exercisable pursuant to its respective terms, and (iv) a lump sum payment equal to any unpaid annual incentive compensation earned with respect to the prior fiscal year and 100% of his target annual incentive compensation. The terms “Cause,” “Good Reason” and “Change in Control Period” are each defined in the Iwicki Employment Agreement.

Chris Cabell Employment Agreement (the “Cabell Employment Agreement”)

We entered into the Cabell Employment Agreement with Dr. Cabell effective upon the commencement of his employment on February 21, 2025. Pursuant to the Cabell Employment Agreement, Dr. Cabell will be paid an initial annual base salary of $500,000 and is eligible for annual incentive cash compensation, with the initial target incentive compensation equal to 45% of his annual base salary. In the event Dr. Cabell’s employment is terminated by us without Cause or by Dr. Cabell for Good Reason outside of the Change in Control Period, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Cabell will be entitled to (i) cash payment equal to nine months of his annual base salary, payable in equal installments over nine months (ii) receive a monthly payment equal to the monthly employer contribution we would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to nine months, (iii) receive any earned but unpaid bonus from the fiscal year prior to the year in which the date of termination occurs, (iv) receive a pro-rated bonus for the fiscal year in which the date of termination occurs and (v) accelerated vesting of a prorated portion of the options granted to him in connection with his commencement of employment (the “New Hire Options”) equal to, if the termination of employment occurs after the end of the 12th month following the first date of employment, then, if any portion of the New Hire Options is unvested at the time of termination, a prorated portion of the New Hire Options shall vest, determined by multiplying (A) the New Hire Options by (B) (i) if the date of termination occurs prior to the first vesting date of the New Hire Options, a fraction, the numerator of which shall be equal to the number of months that have elapsed since the first date of employment, and the denominator of which shall equal 48, and (ii) if the date of termination occurs on or after the first vesting date of the New Hire Options, a fraction, the numerator of which shall be equal to the number of months that have elapsed since the date on which a portion of the New Hire Options last vested, and the denominator of which shall equal 12, provided that the Warrant Adjustment Option will only become exercisable if and when the Warrant Adjustment Option would otherwise be exercisable pursuant to its respective terms. In the event such termination occurs within the Change in Control Period, then in lieu of the foregoing and subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Dr. Cabell will be entitled to (i) cash payment equal to 12 months of his annual base salary, (ii) receive a monthly payment equal to the monthly employer contribution the we would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to nine months, (iii) receive any earned but unpaid bonus from the fiscal year prior to the year in which the date of termination occurs, (iv) receive a pro-rated bonus for the fiscal year in which the date of termination occurs and (v) full accelerated vesting of any then outstanding equity awards that are subject to time-based vesting, provided that the Warrant Adjustment Option will only become exercisable if and when the Warrant Adjustment Option would otherwise be exercisable pursuant to its respective terms. The terms “Cause,” “Good Reason” and “Change in Control” are each defined in the Cabell Employment Agreement.

David McIntyre Employment Agreement (the “McIntyre Employment Agreement”)

We entered into the McIntyre Employment Agreement with Mr. McIntyre effective upon the commencement of his employment on April 14, 2025. Pursuant to the McIntyre Employment Agreement, Mr. McIntyre will be paid an initial annual base salary of $485,000 and is eligible for annual incentive cash compensation, with the initial target incentive compensation equal to 45% of his annual base salary. In the event Mr. McIntyre’s employment is terminated by us without Cause or by Mr. McIntyre for Good Reason outside of the Change in Control Period, subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Mr. McIntyre will be entitled to (i) a payment equal to 12 months of his annual base salary, payable in equal installments over 12 months, (ii) receive any earned but unpaid bonus from the fiscal year prior to the year in which the date of termination occurs, (iii) receive a lump sum payment equal to the pro-rated bonus for the fiscal year in which the date of termination occurs, and (iv) receive a monthly payment equal to the monthly employer contribution we would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to twelve (12) months. In the event such termination occurs within the Change in Control Period, then subject to his signing and complying with a release agreement and the release agreement becoming irrevocable, Mr. McIntyre will be entitled to receive (i) a payment equal to twelve (12) months of his annual base salary, (ii) receive any earned but unpaid bonus from the fiscal year prior to the year in which the date of termination occurs, (iii) receive a lump sum payment equal to the pro-rated bonus for the fiscal year in which the date of termination occurs, (iv) receive a monthly payment equal to the monthly employer contribution we would have made to provide health insurance had he remained employed, paid to either the group health plan provider, the COBRA provider or directly to him for up to twelve (12) months and (v) accelerated vesting of all time-based equity awards. The terms “Cause,” “Good Reason” and “Change in Control” are each defined in the McIntyre Employment Agreement.

Milton H. Werner, Ph.D. Separation Agreement (the “Werner Separation Agreement”)

Upon Dr. Werner’s termination of employment effective February 13, 2025, Dr. Werner entered into the Werner Separation Agreement, pursuant to which Dr. Werner was entitled to receive: (i) an amount equal to 12 months of his base salary, paid out in equal installments over the twelve-month period following his separation in accordance with our normal payroll practices; (ii) payment of any annual bonus accrued for the year prior to the year of termination (to the extent not already paid); (iii) payment of a pro-rated annual bonus for the year of termination, with the amount based on actual performance through the end of the year of termination and the pro-ration based on the number of days that Dr. Werner was employed during the year of termination, paid when annual bonuses are paid to other senior executives of the Company; (iv) reimbursement of Dr. Werner’s COBRA premiums for up to 12 months post-termination; and (v) full vesting of any outstanding, unvested time-based equity awards granted to him by us. Dr. Werner’s outstanding vested stock options would also remain exercisable for six (6) months following his termination (and in no event past the expiration date). Such payments and benefits were provided in exchange for a release of claims and agreement to a one-year post employment noncompetition covenant.

Milton H. Werner, Ph.D. Consulting Agreement (the “Werner Consulting Agreement”)

On February 13, 2025, we entered into the Werner Consulting Agreement, pursuant to which, Dr. Werner provided certain services to us through May 13, 2025. As consideration for such services, Dr. Werner received a monthly fee in the amount of $44,583.33 until such time as the Werner Consulting Agreement was terminated. Dr. Werner’s equity awards continued to vest while he had a service relationship with us under the Consulting Agreement, with 100% of the time-based awards and 100% of the performance-based equity awards that were subject to achievement of milestones becoming fully vested and exercisable upon the completion of the term of the Consulting Agreement. All vested equity awards at the completion of the term of the Consulting Agreement shall remain exercisable until the end of the original option term.

Pay Versus Performance Disclosure

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed fiscal years. In determining the “Compensation Actually Paid” to the Company’s named executive officers (“NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table.

Pay Versus Performance Table

The following table shows compensation values previously reported in the Summary Compensation Table, as well as adjusted values required for this section for fiscal years 2024 and 2025 for each of our principal executive officers (each a "PEO") and the average compensation for the Company’s other named executive officers to our net income and total shareholder return for the last two fiscal years.

Year	Summary Compensation Table Total for Mark Iwicki (Current)(1) $	Summary Compensation Table Total for Milton Werner (Former)(1) $	Compensation Actually Paid to Mark Iwicki (Current) (1)(3) $	Compensation Actually Paid to Milton Werner (Former)(1)(3) $	Average Summary Compensation Table Total for Non-PEO NEOs(2) $	Average Compensation Actually Paid to Non-PEO NEOs(2)(3) $	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4) $	Net Income (in millions) $
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2025	30,586,007	803,063	29,676,150	735,631	6,497,489	6,332,921	161.42	(48.26)
2024	n/a	7,980,623	n/a	7,599,328	790,284	814,915	255.91	(27.52)

(1)
Milton Werner founded the Company in 2008 and was our Chief Executive Officer until his resignation in February 2025. Mark Iwicki has been Chief Executive Officer of the Company since February 2025.
(2)
Non-PEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:

2025: Chris Cabell, M.D. and David McIntyre

2024: Joseph Frattaroli and Garth Lees-Rolfe

(3)
Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:

	2025			2024
	Iwicki, Mark	Werner, Milton	Average Non-CEO NEOs	Werner, Milton	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$30,586,007	$803,063	$6,497,489	$7,980,623	$790,284
Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	(29,429,299)	(40,449)	(5,832,266)	(7,174,108)	(407,605)
Year-end fair value of unvested awards granted in the current year	23,999,279	—	5,667,698	195,706	147,379
Year-over-year difference of year-end fair values for unvested awards granted in prior years	—	(3,645)	—	(20,297)	(1,214)
Fair values at vest date for awards granted and vested in current year	4,520,163	—	—	6,608,159	292,697
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	—	(23,338)	—	9,245	1,440
Forfeitures during covered year equal to prior year-end fair value	—	—	—	—	(8,066)
Dividends or dividend equivalents not otherwise included in total compensation	—	—	—	—	—
Compensation Actually Paid (as calculated)	$29,676,150	$735,631	$6,332,921	$7,599,328	$814,915

(4)
Cumulative total shareholder return (“TSR”) is determined based on the value of an initial fixed investment of $100 as of December 31, 2023, assuming reinvestment of all dividends.

Analysis of the Information Presented in the Pay Versus Performance Table

The following charts show graphically the relationships over the past two years of the Compensation Actually Paid Amounts for the PEOs and non-PEO NEOs as compared to our (i) cumulative total shareholder return and (ii) net income (loss). While the Compensation Committee makes executive compensation decisions in consideration of a variety of factors, including corporate and individual performance, the decisions of the Compensation Committee and Board of Directors in 2024 and 2025 were made independently of these disclosure requirements.

Description of Relationship between PEO and non-PEO NEO Compensation Actually Paid and TSR

The following chart sets forth the relationship between Compensation Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid vs. TSR
Compensation ($000s)
Total Shareholder Return on $100 Invested at Beginning of Period
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$300
$250
$200
$150
$100
$50
$0
$256
$161
$29,676
$7,599
$815
$736
$6,333
2024
2025
Mark Iwicki Compensation Actually Paid
Milton Werner Compensation Actually Paid
Average Non-PEO NEOs Compensation Actually Paid
IKT value of $100 Invested 12/31/23

Description of Relationship Between PEO and non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and our Net Loss during the two most recently completed fiscal years.

Director Compensation

The following table presents the total compensation received by each of our non-employee directors during the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Mr. Dennis Berman(2)	90,000	216,426	306,426
Dr. Roy Freeman(3)	31,400	—	31,400
Mr. Roberto Bellini(4)	103,750	468,810	572,560
Mr. Amit Munshi(5)	102,050	440,344	542,394
Mr. Arvind Kush(6)	97,000	440,344	537,344
Dr. David Canner(7)	64,600	383,411	448,011
Mr. Vincent Aurentz(8)	65,133	435,398	500,531

(1)
The amounts disclosed represent the aggregate grant date fair value of the award as calculated in accordance with FASB Accounting Standards Codification Topic 718, or ASC 718. The amounts also reflect the incremental fair value with respect to the option repricing that took place on October 9, 2024, in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value such option awards and incremental fair value, please see the discussion of option awards contained in Note 10 to the Company’s consolidated financial statements for the year that ended December 31, 2025 included in the Annual Report. These amounts do not correspond to the actual value that may be recognized by the directors upon vesting of the applicable awards.

(2)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Berman outstanding as of December 31, 2025, was 147,796.
(3)
Dr. Freeman ceased serving on our Board of Directors when his term ended at our 2025 Annual Meeting of Stockholders.
(4)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Bellini outstanding as of December 31, 2025, was 298,341.
(5)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Munshi outstanding as of December 31, 2025, was 281,361.
(6)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Kush outstanding as of December 31, 2025, was 281,361.
(7)
The aggregate number of shares of our Common Stock underlying stock options granted to Dr. Canner outstanding as of December 31, 2025, was 247,401.
(8)
The aggregate number of shares of our Common Stock underlying stock options granted to Mr. Aurentz outstanding as of December 31, 2025, was 242,603.

Our Board of Directors has approved a compensation program for our non-employee directors, as most recently amended in February 2025, pursuant to which each non-employee director is eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards as described below. Our Board of Directors may revise non-employee director compensation as it deems necessary or appropriate.

Cash Compensation

All non-employee directors are entitled to receive the following cash compensation for their services:

•
$60,000 per year for service as a board member;
•
$30,000 per year additionally for service as non-executive Chairperson of the Board;
•
$24,000 per year additionally for service as chair of the audit committee;
•
$12,000 per year additionally for service as member of the audit committee (excluding committee chair);
•
$18,000 per year additionally for service as chair of the compensation committee;
•
$9,000 per year additionally for service as member of the compensation committee (excluding committee chair);
•
$12,000 per year additionally for service as chair of the corporate governance and nominating committee; and
•
$6,000 per year additionally for service as member of the corporate governance and nominating committee (excluding committee chair).

All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer.

Non-Employee Director Equity Compensation

Each new non-employee director is granted an option award to purchase $300,000 of shares of our Common Stock, with 50% of such option award vesting on each of the first two anniversaries of the date of grant, and upon the date of each annual meeting, each current and continuing non-employee director is granted an annual option award to purchase $150,000 of shares of our Common Stock, with vesting occurring in full on the earlier of (i) the one year anniversary of the date of grant and (ii) the day prior to the next annual meeting of stockholders. All vesting is subject to the non-employee director’s continued service on our Board of Directors.

Additional Compensation

On February 14, 2025, in recognition for the extraordinary work in connection with our transition, Mr. Bellini received a one-time cash payment equal to $24,000, and we granted the following fully vested options to each of our non-employee directors:

Name	Number of Shares underlying the Stock Option
David Canner, Ph.D.	22,640
Roy Freeman	22,640	(1)
Dennis Berman	39,620
Amit Munshi	56,600
Arvind Kush	56,600
Roberto Bellini	73,580
(1)
Dr. Freeman ceased serving on our Board of Directors when his term ended at our 2025 Annual Meeting of the Stockholders and the stock option granted on February 14, 2025 was forfeited in accordance with its terms.

In addition, on February 14, 2025, each of Mr. Bellini, Mr. Munshi, Mr. Kush, and Dr. Canner were granted a catch-up option award of 116,585 shares, which vest in two equal installments on October 24, 2025 and October 24, 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, including those discussed in the section titled “Executive Compensation” in this proxy statement, since January 1, 2024, we have not been nor are we a party to any transactions or any currently proposed transaction in which:

•
we have been or are to be a party to;
•
the amount involved exceeded or exceeds $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

For information on our compensation arrangements, including employment, termination of employment and change in control arrangements, with our directors and executive officers, see the section titled “Executive Compensation” in this proxy statement.

Indemnification Agreements

We entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws that became effective upon the completion of our initial public offering require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law. See the section titled “Directors, Executive Officers and Corporate Governance — Limitation of Liability and Indemnification” for additional information.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related person, must be approved or ratified by our audit committee. This policy became effective on December 22, 2020. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our voting securities, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar amount involved in the related person transaction;
•
the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party; and
•
any other information regarding the related-party transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth the beneficial ownership of our common stock as of April 15, 2026 by:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•
each of the named executive officers;
•
each of our directors; and
•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 132,062,636 shares of our common stock outstanding on April 15, 2026. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 15, 2026, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Named Executive Officers and Directors
Mark Iwicki(1)	5,215,386	3.8%
Chris Cabell, M.D.(2)	801,580	*
David McIntyre(3)	1,063,973	*
Milton H. Werner, Ph.D.(4)	6,416,416	4.7%
Amit Munshi(5)	1,066,173	*
Roberto Bellini(6)	161,873	*
Dennis Berman(7)	454,178	*
Arvind Kush(8)	495,715	*
David Canner(9)	110,933	*
Vincent Aurentz(10)	577,810	*
All executive officers and directors as a group (nine persons)(11)	9,947,621	7.1%
5% Stockholders
Entities affiliated with Soleus Capital (12)	37,963,764	22.9%
Sands Capital Life Sciences Pulse Fund II, L.P.(13)	28,562,085	19.4%
Fairmount Healthcare Fund II L.P.(14)	28,105,395	18.5%
Perceptive Advisors LLC(15)	15,742,443	11.1%
ADAR1 Capital Management, LLC(16)	15,317,405	10.9%
SP IKT Holdings LLC(17)	14,129,664	10.1%
Nantahala Capital Management, LLC(18)	7,037,916	5.2%

* Represents beneficial ownership of less than one percent.

(1)
Consists of 5,215,386 shares of common stock underlying options exercisable within 60 days of April 15, 2026. The amount does not include 2,279,060 shares of common stock underlying warrant adjustment options that remain subject to the actual exercise of our Series A-1 and B-1 Warrants.

(2)
Consists of (a) 676,564 shares of common stock held of record by Dr. Cabell and (b) 125,016 shares of common stock underlying options exercisable within 60 days of April 15, 2026.
(3)
Consists of (a) 10,285 shares of common stock held of record by Mr. McIntyre and (b) 1,053,688 shares of common stock underlying options exercisable within 60 days of April 15, 2026.
(4)
Consists of (a) 891,906 shares of common stock held of record by Dr. Werner and (b) 5,524,510 shares of common stock underlying options exercisable within 60 days of April 15, 2026.
(5)
Consists of (a) 403,176 shares of common stock held of record by Mr. Munshi, (b) 144,893 shares of common stock underlying options exercisable within 60 days of April 15, 2026 and (c) 518,104 warrants.
(6)
Consists of 161,873 shares of common stock underlying options exercisable within 60 days of April 15, 2026.
(7)
Consists of 454,178 shares of common stock underlying options exercisable within 60 days of April 15, 2026.
(8)
Consists of (a) 145,000 held of record by Mr. Kush, (b) 144,893 shares underlying options exercisable within 60 days of April 15, 2026 and (c) 205,822 warrants.
(9)
Consists of 110,933 shares underlying options exercisable within 60 days of April 15, 2026.
(10)
Consists of (a) 510,596 shares of common stock held of record by Mr. Aurentz and (b) 67,214 shares of common stock underlying options exercisable within 60 days of April 15, 2026.
(11)
Consists of (a) 1,745,621 shares of common stock, (b) 7,478,074 shares of common stock underlying options exercisable within 60 days of April 15, 2026 and (c) 723,926 warrants, held by executive officers and directors.
(12)
Based on information available to us and filed on a Schedule 13G by Soleus Private Equity GP III, LLC on October 28, 2024, with the SEC. Consists of (i) 6,325,000 shares of common stock, (ii) 9,370,000 shares of common stock issuable upon exercise of Pre-Funded Warrants, (iii) 7,844,080 shares of common stock issuable upon exercise of Series A-1 Warrants and (iv) 14,424,684 shares of common stock issuable upon exercise of Series B-1 Warrants. The Pre-Funded Warrants are subject to a 9.99% beneficial ownership limitation. 4,264,968 of such shares of common stock, 6,318,221 shares of common stock issuable upon exercise of Pre-Funded Warrants, 5,289,288 Series A-1 Warrants and 9,726,610 Series B-1 Warrants are directly held by Soleus Capital Master Fund, L.P. (“Soleus Master Fund”). 2,060,032 of such shares of common stock, 3,051,779 shares of common stock issuable upon exercise of Pre-Funded Warrants, 2,554,792 Series A-1 Warrants and 4,698,074 Series B-1 Warrants are directly held by Soleus Private Equity Fund III, L.P. (“Soleus PE Fund III”). Soleus Capital, LLC (“Soleus Capital”) is the sole general partner of Soleus Master Fund, Soleus Capital Group, LLC (“SCG”) is the sole managing member of Soleus Capital and Guy Levy is the sole managing member of SCG. Each of SCG, Soleus Capital and Mr. Levy disclaims beneficial ownership of the shares held by Soleus Master Fund, except to the extent of his or its pecuniary interest therein. Soleus Private Equity GP III, LLC is the sole general partner of Soleus PE Fund III, Soleus PE GP III, LLC is the sole manager of Soleus Private Equity GP III, LLC and Mr. Levy is the sole managing member of Soleus PE GP III, LLC. Each of Mr. Levy, Soleus PE GP III, LLC and Soleus Private Equity GP III, LLC disclaims beneficial ownership of the shares held by Soleus PE Fund III, except to the extent of his or its pecuniary interest therein. Soleus Capital Management, L.P. is the investment manager of each of Soleus Master Fund and Soleus PE Fund III and has been delegated voting and dispositive power over the shares held by such funds. Soleus GP, LLC is the general partner of Soleus Capital Management, L.P. and Guy Levy is the managing member of Soleus GP, LLC. Each of Soleus Capital Management, L.P. and Soleus GP, LLC disclaims beneficial ownership of the shares held by Soleus Master Fund and Soleus PE Fund III, except to the extent of its pecuniary interest therein. The address of Mr. Levy and of each of the entities listed is c/o Soleus Capital Management, L.P., 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.
(13)
Based on information available to us and filed on a Schedule 13G/A by Sands Capital Life Sciences Pulse Fund II, L.P. ("Sands Pulse Fund II") on February 13, 2026, with the SEC. Consists of (i) 13,018,965 shares of common stock, (ii) 5,475,000 shares of common stock issuable upon exercise of Series A-1 Warrants and (iii) 10,068,120 shares of common stock issuable upon exercise of Series B-1 Warrants. The securities are directly held by Sands Pulse Fund II. Sands Capital Life Sciences Pulse Fund II-GP, L.P. ("Sands Pulse GP LP") is the general partner of Sands Pulse Fund II. Sands Capital Life Sciences Pulse Fund-GP, LLC ("Sands Pulse GP LLC" and, together with Sands Pulse GP LP, the "Sands General Partners") is the general partner of Sands Pulse GP LP. Sands Capital Alternatives is the investment manager of Sands Pulse Fund II and thus may be deemed to beneficially own the shares of Common Stock held by Sands Pulse Fund II. Frank M. Sands holds ultimate voting and investment power over securities held by Sands Pulse Fund II, and thus may be deemed to beneficially own the shares held by Sands Pulse Fund II. Each of Mr. Sands, Sands Pulse Fund II, and the Sands General Partners disclaim beneficial ownership of any securities beyond its pecuniary interest therein. The address of each of the entities and the individual listed is c/o Sands Capital Ventures, LLC, 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209.
(14)
Based on information available to us and filed on a Schedule 13G/A by Fairmount Funds Management, LLC on February 17, 2026, with the SEC. Consists of (i) 8,625,000 shares of our common stock issued pursuant to the Purchase Agreement, (ii) 4,460,000 shares of our common stock issuable upon exercise of Pre-Funded Warrants, (iii) 5,290,872 shares of our common stock issuable upon exercise of Series A-1 Warrants and (iv) 9,729,523 shares of our common stock issuable upon exercise of Series B-1 Warrants. The Pre-Funded Warrants are subject to a beneficial ownership limitation of 9.99%. The securities are directly held by Fairmount Healthcare Fund II L.P. (“Fairmount Fund II”). Fairmount Funds Management LLC (“Fairmount”) serves as investment manager for Fairmount Fund II. Fairmount Fund II has delegated to Fairmount the sole power to vote and the sole power to dispose of all securities held in Fairmount Fund II’s portfolio. Because Fairmount Fund II has divested itself of voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, Fairmount Fund II disclaims beneficial ownership of the securities it holds. The general partner of Fairmount is Fairmount Funds Management GP LLC (“Fairmount GP”). As managing members of Fairmount GP, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fairmount Fund II. Fairmount, Fairmount GP, Peter Harwin and Tomas Kiselak disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of each of the entities and individuals listed is 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.
(15)
Based on information available to us and filed on a Schedule 13G/A by Perceptive Advisors LLC on February 17, 2026, with the SEC. Consists of (i) 5,421,568 shares of common stock, (ii) 790,000 shares of common stock issuable upon exercise of Pre-Funded Warrants, (iii) 3,357,211 shares of common stock issuable upon exercise of Series A-1 Warrants and (iv) 6,173,664 shares of common stock issuable upon exercise of Series B-1 Warrants. The Pre-Funded Warrants are subject to a 9.99% beneficial ownership limitation. The securities are directly held by Perceptive Life Sciences Master Fund, Ltd. Perceptive Advisors LLC is the investment manager to Perceptive Life Sciences Master Fund, Ltd. and may be deemed to beneficially own the securities directly held by Perceptive Life Sciences Master Fund, Ltd. Joseph Edelman is the managing member of Perceptive Advisors LLC and may be deemed to beneficially own the shares held by Perceptive Life Sciences Master Fund, Ltd. Each of Perceptive Advisors LLC and Mr. Edelman expressly disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. The address of Perceptive Life Sciences Master Fund, Ltd. is 51 Astor Place, 10th Floor, New York, NY 10003.
(16)
Based on information available to us and filed on a Schedule 13G/A by ADAR1 Capital Management, LLC on February 17, 2026, with the SEC. Consists of (i) 6,030,160 shares of common stock held by ADAR1 Partners, LP, 916,571 shares of common stock held by Spearhead Insurance Solutions IDF, LLC, 510,949 shares of common stock held by ADAR1 SPV I, LP, and 606,269 shares held by other separately managed accounts and (ii) 2,555,000 shares of common stock issuable upon exercise of Series A-1 Warrants and 4,698,456 shares of common stock issuable upon exercise of Series B-1 Warrants; of which (a) 2,046,577 Series A-1 Warrants and 3,763,505 Series B-1 Warrants are directly held by ADAR1 Partners, LP (“ADAR1 Partners”), (b) 252,948 Series A-1 Warrants and 465,153 Series B-1 Warrants are directly held by Spearhead Insurance Solutions IDF, LLC—Series ADAR1 (“Spearhead”) and (c) 255,475 Series A-1 Warrants and 469,798 Series B-1 Warrants are directly held by ADAR1 SPV I, LP (“ADAR1 SPV”). ADAR1 Capital Management, LLC (“ADAR1 Capital Management”) acts as an investment adviser to, and manages investment and trading accounts of, ADAR1 Partners and ADAR1 SPV. ADAR1 Capital Management GP, LLC (“ADAR1 General Partner”) acts as the general partner of ADAR1 Partners and ADAR1 SPV. ADAR1 Capital Management and ADAR1 General Partner may be deemed to indirectly beneficially own the securities held by ADAR1 Partners and ADAR1 SPV. Daniel Schneeberger is the Manager of ADAR1 Capital Management and ADAR1 General Partner. Mr. Schneeberger may be deemed to indirectly beneficially own securities held by ADAR1 Partners and ADAR1 SPV. ADAR1 Capital Management serves as sub-advisor to Spearhead and Mr. Schneeberger, as manager of ADAR1 Capital Management, may also be deemed to indirectly beneficially own the securities held by Spearhead. Ken Foley is the managing member of Spearhead and may be deemed to indirectly own the securities held by Spearhead. The address of each of ADAR1 Partners, ADAR1 SPV, ADAR1 Capital Management, ADAR1 General Partner and Mr. Schneeberger is 3503

Wild Cherry Drive, Building 9, Austin, TX 78738 and the address of Spearhead and Mr. Foley is 3828 Kennett Pike, Ste 202, Greenville, DE 19807.
(17)
Based on information available to us and filed on a Schedule 13G by SP IKT Holdings LLC on October 28, 2024, with the SEC. Consists of (i) 5,840,000 shares of common stock held by SP IKT Holdings LLC and (ii) 2,920,000 shares of common stock issuable upon exercise of Series A-1 Warrants and (iii) 5,369,664 shares of our common stock issuable upon exercise of Series B-1 Warrants. The securities are directly held by SP IKT Holdings LLC, a Delaware Limited Liability Company (“SP IKT”), and may be deemed to be beneficially owned by: SP Soleus Holdings LLC (“Soleus Holdings”), as the sole member of SP IKT. Soleus Holdings is managed by a four-member board of managers, which currently includes Charles A. Davis, Stephen Friedman, David J. Wermuth and Christopher Timchak, each of whom may be deemed to beneficially own the securities held by SP IKT. Each of Messrs. Davis, Friedman, Wermuth and Timchak disclaims beneficial ownership of such securities except to the extent of any pecuniary interest therein. The address of SP IKT is c/o SP Soleus Holdings LLC, 20 Horseneck Ln., Greenwich, CT 06880.
(18)
Information is solely based on a Schedule 13G/A filed by Nantahala Capital Management, LLC (“Nantahala”) on February 13, 2026, with the SEC. Nantahala may be deemed to be the beneficial owner of 7,037,916 shares of common stock held by funds and separately managed accounts under its control, and as the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of those Shares. The 7,037,916 shares of common stock includes 3,108,624 Shares which may be acquired by Nantahala within sixty days through the exercise of warrants. As the managing members of Nantahala, each of Messrs. Harkey and Mack may be deemed to be a beneficial owner of those Shares. The address of the principal business office of Nantahala is 130 Main St., 2nd Floor, New Canaan, Connecticut 06840.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during the year ended December 31, 2025, all required reports were filed on a timely basis under Section 16(a), except that, due to administrative reasons, late Forms 4 were filed for Mark Iwicki on August 28, 2025 to report a transaction that occurred on February 21, 2025. These reports have been subsequently filed.

AUDIT COMMITTEE REPORT

The audit committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the audit committee, see “Management and Corporate Governance—Board of Directors Committees—Audit Committee.”

The audit committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. CohnReznick was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2025 in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”). The audit committee’s main responsibility is to monitor and oversee this process.

The audit committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended December 31, 2025 with management. The audit committee discussed with CohnReznick the matters required to be discussed by PCAOB Auditing Standard No. 1301. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The audit committee is responsible to consider any fees paid to CohnReznick for the provision of non-audit related services. All non-audit related services rendered by CohnReznick for the fiscal years ended December 31, 2025 and December 31, 2024 were approved by the audit committee.

Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

THE AUDIT COMMITTEE

Arvind Kush (Chair)

Dennis Berman

Vincent Aurentz

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or Notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (302) 295-3800 or by sending a written request to:

INHIBIKASE THERAPEUTICS, INC.

1000 N. WEST STREET, SUITE 1200

WILMINGTON, DE 19801

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS

In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2027 annual meeting of stockholders, the written proposal must be received by the Corporate Secretary at the address below no later than December 31, 2026. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to:

INHIBIKASE THERAPEUTICS, INC.

1000 N. WEST STREET, SUITE 1200

WILMINGTON, DE 19801

For a stockholder proposal that is not intended to be included in the proxy statement for the 2027 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than February 26, 2027 and no later than March 28, 2027. However, if our 2027 annual meeting of stockholders is held more than 30 days before or more than 60 days after June 26, 2027, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2027 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our Amended and Restated Bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies for the Company’s 2027 Annual Meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of matters to be considered at an Annual Meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

The notice of a proposed director nomination must provide information and documentation as required in our Amended and Restated Bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders; and any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be). A copy of the Amended and Restated Bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Inhibikase Therapeutics, Inc., 1000 N. West Street, Suite 1200, Wilmington, DE 19801, Attention: Mark Iwicki. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at https://www.inhibikase.com/.

By Order of the Board of Directors

/s/ Mark Iwicki
Mark Iwicki Chief Executive Officer

Wilmington, Delaware

April 30, 2026

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

INHIBIKASE THERAPEUTICS, INC.

Inhibikase Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:

First: Article IX of the Certificate of Incorporation of the Corporation is hereby amended and replaced in its entirety to read as follows:

“Section 1. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 2. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, an officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this Article IX, “officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Section 3. The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

Section 4. The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any director, officer, employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 5. Neither any amendment nor repeal of any Section of this Article IX, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any cause of action, suit, claim or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its Chief Executive Officer, on , .

INHIBIKASE THERAPEUTICS, INC.

By:
Name: Mark Iwicki
Title: Chief Executive Officer

APPENDIX B

AMENDMENT NO. 4 TO THE

INHIBIKASE THERAPEUTICS, INC.

2020 EQUITY INCENTIVE PLAN

The Inhibikase Therapeutics, Inc. 2020 Equity Incentive Plan (as amended, the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Inhibikase Therapeutics, Inc. (the “Company”), but subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:

1. Section 3(a) of the Plan is amended and restated in its entirety as follows:

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum aggregate number of Shares that may be issued in respect of Awards under the Plan is 41,386,723 (the “Plan Limit”), plus on January 1, 2027 and each January 1 thereafter, the Plan Limit shall be cumulatively increased by the lesser of (i) 4 percent of the number of shares of Stock issued and outstanding and the number of shares of Stock issuable pursuant to the exercise of any outstanding, pre-funded warrants to acquire Stock for a nominal exercise price on the immediately preceding December 31 or (ii) such lesser number of Shares determined by the Committee (the “Annual Increase”). Subject to adjustment as provided in Section 3(c) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 41,386,723, as cumulatively increased on January 1, 2027 and each January 1 thereafter, by the lesser of (i) the Annual Increase or (ii) 7,532,534 Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(i)
If any award granted under the Inhibikase Therapeutics, Inc. 2011 Equity Incentive Plan, as amended (the “2011 Plan”) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.
(ii)
The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $750,000.

*       *       *

Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.

INHIBIKASE THERAPEUTICS, INC.

By:
Name: Mark Iwicki
Title: Chief Executive Officer

vote matters! Have your ballot ready and please use one of the methods below for easy voting: P.O. BOX 8016, CARY, NC 27512-9903 Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Inhibikase Therapeutics, Inc. 2026 Annual Meeting of Stockholders For Stockholders of record as of April 27, 2026 Friday, June 26, 2026 at 4:00 PM, Eastern Time Annual meeting to be held via the internet - please visit www.proxydocs.com/IKT for more details. Internet: www.proxypush.com/IKT • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-961-7239 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/IKT For Stockholders of record as of April 27, 2026 Friday, June 26, 2026 at 4:00 PM, Eastern Time Annual meeting to be held via the internet - please visit www.proxydocs.com/IKT for more details. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 4:00 PM, Eastern Time, June 26, 2026. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Mark Iwicki and David McIntyre (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Inhibikase Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Inhibikase Therapeutics, Inc. 2026 Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5, AND 1 YEAR FOR PROPOSAL 6. PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. to elect two Class III directors, to the Board of Directors, each to serve until the Company's 2029 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. 1.01 Arvind Kush 1.02 Dennis Berman FOR WITHHOLD 2. to ratify the appointment of CohnReznick LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. to approve an amendment to the Company's certificate of incorporation to limit the liability of certain officers of the Company as permitted by Delaware law. 4. to approve an amendment to the Company's 2020 Equity Incentive Plan to increase the authorized number of shares of common stock reserved for issuance by 3,000,000 shares. 5. to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers. 6. to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on compensation of the Company's named executive officers. NOTE: To consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting. FOR AGAINST ABSTAIN 1YR 2YR 3YR ABSTAIN FOR FOR FOR FOR FOR FOR 1 YEAR You must register to attend the meeting online and/or participate at www.proxydocs.com/IKT Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date